Exhibit 10.1

PARTICIPATION AGREEMENT

dated as of January 30, 2012

among

HELIOS LEASING I LLC

as Lessor

HELIOS LEASING TRUST

as Lessor Parent

WILMINGTON TRUST COMPANY

as Trustee,

ATLAS AIR, INC.

as Lessee

WILMINGTON TRUST COMPANY

as Indenture Trustee

APPLE BANK FOR SAVINGS

as Initial Guaranteed Lender

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

as Security Trustee

and

EXPORT-IMPORT BANK OF THE UNITED STATES

Six (6) Boeing Model 747-8F Aircraft

Ex–Im Bank Guarantee No. AP086438XX — Atlas Air, Inc.

Vedder Price P.C.

[*] Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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TABLE OF CONTENTS

(continued)

EXHIBIT A	–	Utilization Procedures for Credits Guaranteed by Ex–Im Bank
EXHIBIT B	–	Form of Accession Certificate
EXHIBIT C	–	Form of Anti-Lobbying Certificate
EXHIBIT D	–	Form of Notice of Issuance
EXHIBIT E	–	Form of Lease
EXHIBIT F	–	Form of Indenture
APPENDIX A	–	Definitions
APPENDIX B	–	Form of IDERA

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PARTICIPATION AGREEMENT

THIS PARTICIPATION AGREEMENT, dated as of January 30, 2012 (this “Participation Agreement” or “Agreement”) is among HELIOS LEASING I LLC, a limited liability company duly formed under the laws of the State of Delaware (“Lessor” or the “Issuer”); HELIOS LEASING TRUST, a Delaware statutory trust (“Lessor Parent”); ATLAS AIR, INC., a corporation duly incorporated under the laws of the State of Delaware (“Lessee”); WILMINGTON TRUST COMPANY, a Delaware trust company, as trustee of the Trust (the “Trustee”); APPLE BANK FOR SAVINGS, as Initial Guaranteed Lender (together with any other beneficial owner of a Bank Note, the “Guaranteed Lenders”); WILMINGTON TRUST COMPANY, not in its individual capacity but solely as indenture trustee under the below-defined Indenture (in such capacity, together with its successors and permitted assigns, the “Indenture Trustee”); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association duly organized and validly existing under the laws of the United States of America, as Security Trustee (the “Security Trustee”); and EXPORT-IMPORT BANK OF THE UNITED STATES (“Ex–Im Bank”).

W I T N E S S E T H:

WHEREAS, Lessee has entered into the Purchase Agreement with the Manufacturer, providing, among other things, for the sale by the Manufacturer to Lessee of each Aircraft;

WHEREAS, on or before the Delivery Date for each Aircraft (but subject to Section 3(g) below), Lessee will assign certain of its right, title and interest in and to the Purchase Agreement to Lessor pursuant to the Purchase Assignment, and on such Delivery Date, Lessor will purchase such Aircraft from the Manufacturer;

WHEREAS, on the Issuance Date for each Aircraft, Lessor will lease such Aircraft to Lessee pursuant to the Lease (which Lease shall be substantially in the form attached hereto as Exhibit E);

WHEREAS, pursuant to the Indenture (which Indenture shall be substantially in the form attached hereto as Exhibit F), the Issuer will on the Issuance Date for each Aircraft issue a Bank Note to finance the purchase of the related Aircraft and the related 2007 ASU Premium or 2011 ASU Premium, as applicable;

WHEREAS, pursuant to the Ex–Im Bank Guarantee, Ex–Im Bank has agreed to issue to the Indenture Trustee, on behalf of the Guaranteed Lenders and the Noteholders, its guarantee of the repayment of the principal of, and certain interest on, each Note issued pursuant to the Indenture and authenticated by the Indenture Trustee; and

WHEREAS, the proceeds of the issuance of a Bank Note issued on the Issuance Date for each Aircraft shall be used by Lessor to finance the Ex–Im Bank Eligible Amount of such Aircraft and the related 2007 ASU Premium or 2011 ASU Premium, as applicable.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Part I of Appendix A hereto for all purposes of this Participation Agreement, and this Participation Agreement shall be interpreted in accordance with the rules of construction set forth in Part II of Appendix A hereto.

[Participation Agreement]

Section 2. Purchase and Lease of an Aircraft. Subject to the terms and conditions of this Agreement, the Lease, the Indenture, the Issuer Indemnity Agreement and the Purchase Assignment, on the Issuance Date in respect of an Aircraft, (A) Issuer will issue a Bank Note pursuant to and subject to the terms of the Indenture, (B) the Guaranteed Lender shall purchase a Bank Note issued by the Issuer by paying an amount equal to 100% of the aggregate principal amount of a Bank Note, (C) Lessee agrees to pay the Initial Rent, (D) Lessor agrees to purchase (or shall have purchased) such Aircraft from the Manufacturer pursuant to the Purchase Agreement, as assigned by the Purchase Assignment and (E) Lessor agrees to lease such Aircraft to Lessee pursuant to the Lease, and Lessee agrees to lease such Aircraft from Lessor pursuant to the Lease.

Without prejudice to Lessee’s and Lessor’s rights under the Purchase Agreement, Lessee shall take full and exclusive responsibility for all aspects of the delivery of such Aircraft by the Manufacturer to Lessor and by Lessor to Lessee. Immediately upon title to such Aircraft passing to Lessor (but subject to Section 3(g) below), Lessee shall take delivery of and accept such Aircraft from Lessor pursuant to and in accordance with the Lease. Notwithstanding anything to the contrary in this Agreement or in any other Operative Document, the separate obligation of any Person under this Agreement or any other Operative Document shall not be subject to the satisfaction of any condition within its control to satisfy.

Section 3. Issuance Date. Lessee shall provide written notice of the Issuance Date in respect of an Aircraft to Lessor (with copies to the Indenture Trustee, the Security Trustee, the Guaranteed Lender and Ex–Im Bank) no later than 9:00 a.m. (New York time) on the date five (5) Business Days prior to such Issuance Date, which date shall be on or prior to the Final Issuance Date (the date set forth in the notice provided with respect to such Issuance Date being referred to herein as the “Scheduled Issuance Date”). Upon receipt of such written notice from Lessee, the Issuer will provide a Notice of Issuance (countersigned by Lessee) to the Guaranteed Lender, the Indenture Trustee, the Security Trustee and Ex–Im Bank no later than 11:00 a.m. (New York time) on the date five (5) Business Days prior to the Scheduled Issuance Date for such Aircraft. Subject to the terms and conditions of this Agreement, the Indenture, the Ex–Im Bank Guarantee and the Lease, the following actions shall occur on such Issuance Date (or earlier, as provided in clauses (e) and (f) below):

(a) A Bank Note with respect to such Aircraft will be issued to the Indenture Trustee, and the Guaranteed Lender shall purchase such Bank Note.

(b) Lessee shall pay, or cause to be paid, to Lessor the Initial Rent.

(c) Pursuant to the Purchase Agreement and the Purchase Assignment, Lessor shall purchase and accept (or shall have purchased and accepted) delivery of such Aircraft from the Manufacturer and pay (or shall have paid) to the Manufacturer an amount equal to the Purchase Price.

[Participation Agreement]

(d) Subject to and following the sale of such Aircraft to Lessor by the Manufacturer on the Delivery Date for an Aircraft (but subject to Section 3(g) below), Lessor shall on the Issuance Date cause such Aircraft to be delivered to Lessee under the Lease. Upon the tender for delivery of such Aircraft by Lessor to Lessee, Lessee unconditionally agrees to accept delivery of such Aircraft, “AS-IS”, “WHERE-IS”, in its then condition for lease under the Lease. Lessee shall, upon acceptance of delivery of such Aircraft, execute and deliver to Lessor or its representatives a Lease Supplement which shall be conclusive evidence that delivery and acceptance of such Aircraft under the Lease has taken place.

(e) Prior to the delivery of such Aircraft, Lessor shall appoint Lessee or Lessee’s designee as its attorney-in-fact in writing to accept delivery of such Aircraft and the acceptance by such attorney-in-fact shall be deemed to constitute acceptance of such Aircraft under the Purchase Agreement and the Lease.

(f) At least one (1) Business Day prior to the Issuance Date for an Aircraft, Lessee shall pay to Ex–Im Bank the 2007 ASU Premium or the 2011 ASU Premium, as the case may be, in respect of the Bank Note to be issued on the Issuance Date for such Aircraft.

(g) In the event that an Approved ACMI Lease is not in place for an Aircraft on or before the Delivery Date for such Aircraft and Lessee has not cancelled the Ex–Im Bank Commitment as it relates to such Aircraft (as provided in Section 25 hereof), Lessee shall assign certain of its right, title and interest in and to the Purchase Agreement relating to such Aircraft to a special purpose Delaware limited liability company duly organized and validly existing in the same manner as the Lessor and otherwise reasonably acceptable to Ex–Im Bank and the Guaranteed Lenders (which entity shall have as its parent the Lessor Parent or another single member parent (which shall be a Delaware statutory trust) duly organized and validly existing in the same manner as the Lessor Parent and otherwise reasonably acceptable to Ex–Im Bank and the Guaranteed Lenders). Such assignment shall be pursuant to a purchase assignment on terms and conditions consistent (mutatis mutandis) with the Purchase Assignment. On the Delivery Date of such Aircraft, title thereto shall be conveyed by the Manufacturer directly to such limited liability company. For the period from and including such Delivery Date up to the Issuance Date in respect of such Aircraft (but without prejudice to any requirements or conditions precedent contained herein in respect of the financing of such Aircraft on the related Issuance Date), Lessee may arrange for third party bridge financing in respect of such Aircraft and cause the Aircraft to be leased by such limited liability company to Lessee for use and operation in such manner as Lessee shall in its sole discretion deem appropriate. Upon the request of Lessee (given no later than 10 days prior to the Final Issuance Date in respect of such Aircraft), each of the Trustee, the Guaranteed Lenders, the Indenture Trustee, the Security Trustee and Ex–Im Bank agree to enter into a participation agreement with respect to such Aircraft on terms and conditions identical (mutatis mutandis) with the Participation Agreement (and contemplating operative documents identical (mutatis mutandis) with the Operative Documents), whereupon (i) such Aircraft shall be deemed a “Related Aircraft”, (ii) such participation agreement shall be deemed a “Related Participation Agreement”, and (iii) the operative documents under such Related Participation Agreement shall be deemed “Related Operative Documents”. The economic terms contained in such Related Operative Documents, including, without limitation, the Final Commitment Date, the applicable ASU premium, applicable commitment fees and related lease rentals, debt amortization and note maturities shall, unless otherwise required by Ex–Im Bank, be identical to

[Participation Agreement]

those set forth in the Operative Documents; provided, that the lease rentals, debt amortization and note maturities shall be determined as if the Issuance Date under such Related Operative Documents had occurred on the Delivery Date for the relevant Aircraft.

Section 4.

Section 4A. Conditions Precedent to Obligations of Lessor and the Secured Parties on each Issuance Date. The obligations of Lessor and each Secured Party, to be performed with respect to the financing of an Aircraft contemplated hereby on and after such Issuance Date for such Aircraft under this Agreement, the Lease, the Indenture and the other Operative Documents to which it is or will become a party shall, in each case, be subject to the following conditions and, in the case of Ex–Im Bank, the additional conditions set forth in Section 4B hereof:

(a) The Guaranteed Lender, the Indenture Trustee, the Security Trustee and Ex–Im Bank shall have received a Notice of Issuance in accordance with the terms of Section 3 hereof.

(b) The representations and warranties of Lessor, Lessor Parent, Lessee, Trustee and the Security Trustee set forth in any Operative Document shall be true and correct on and as of such Issuance Date (except to the extent such representation or warranty relates to an earlier date in which case such representation or warranty shall be true and correct as of such earlier date).

(c) No Default shall have occurred and be continuing on such Issuance Date.

(d) Lessor, Lessee, the Indenture Trustee, the Security Trustee, the Guaranteed Lender and Ex–Im Bank shall have received a duly executed copy of each of the Operative Documents (including the (x) Lease Supplement, (y) Security Agreement Supplement and (z) ACMI Proceeds Assignment Agreement in respect of such Aircraft, provided that in the case of clause (z) above, Lessee may deliver Additional Security in lieu of such ACMI Proceeds Assignment Agreement as contemplated by and in accordance with Section 7(f)(ix) of the Lease) (other than (i) the Bank Note in respect of such Aircraft (copies of which shall be provided to Lessee, Lessor, the Security Trustee, the Guaranteed Lender and Ex–Im Bank and the original being provided to the Indenture Trustee), (ii) the Ex–Im Bank Guarantee (the original of which shall be delivered solely to Ex–Im Bank and the Indenture Trustee and a copy of which shall be provided to Lessee and the Guaranteed Lender), (iii) the FAA Bill of Sale and Application for Aircraft Registration in respect of such Aircraft (copies of which shall be provided to Lessee, Lessor, the Security Trustee, the Indenture Trustee and Ex–Im Bank and the original being provided to the FAA), (iv) the Bill of Sale in respect of such Aircraft (the original of which shall be delivered to the Security Trustee and duly executed copies of which shall be delivered to the other parties), (v) the Lessee Power of Attorney in respect of such Aircraft (originals of which shall be delivered to Ex–Im Bank and the Security Trustee with a copy to the Indenture Trustee), (vi) the IDERA in respect of such Aircraft (copies of which shall be provided to Lessee, Lessor, the Security Trustee, the Indenture Trustee and Ex–Im Bank and the original being provided to the FAA), (vii) the Purchase Agreement and the Engine Agreement (copies of the relevant provisions of such agreements being delivered to the Security Trustee), (viii) the Request for Issuance and Request for Guarantee Legend in respect of such Aircraft (originals of which shall be delivered to Ex–Im Bank and duly executed copies of which shall be delivered to the other parties) and (ix) the Fee Letter (originals of which shall be provided to the parties thereto) which

[Participation Agreement]

are to be entered into on or prior to such Issuance Date, duly authorized, executed and delivered by the respective parties thereto (other than by such party to whom such documents are to be provided under this paragraph (d)).

(e) Lessor, the Indenture Trustee, the Security Trustee and Ex–Im Bank shall have received evidence of the acceptance of appointment of the Process Agents appointed pursuant to Section 13(d) hereof and the payment of the Process Agents’ fees for a period equal to the Term plus one year.

(f) The Indenture Trustee, the Security Trustee and Ex–Im Bank shall have received certified copies of the constitutional documents of Lessor Parent, together with certified copies of all documents authorizing such party to enter into the transactions contemplated herein.

(g) The Indenture Trustee, the Security Trustee and Ex–Im Bank shall have received, all in form and substance satisfactory to each of them, UCC-1 financing statements covering each Aircraft, the Lease, the Membership Interest, the Pledged Account and the other Collateral authorized and delivered by the necessary parties thereto, and such financing statements shall have been duly filed in all places that Ex–Im Bank or the Indenture Trustee shall have reasonably requested and all other action reasonably requested by Ex–Im Bank or the Indenture Trustee to perfect the security interests intended to be created by the Security Documents shall have been taken.

(h) The Security Trustee shall have received the original certificate of Membership Interest duly endorsed in blank, together with an undated interest transfer certificate executed in blank by Lessor Parent.

(i) The executed original chattel paper counterpart of each of the Lease and the Lease Supplement shall have been delivered to the Security Trustee.

(j) On such Issuance Date, the following statements shall be true and correct and the Indenture Trustee, the Security Trustee and Ex–Im Bank shall have received a certificate from each of Lessee, Lessor, Guarantor, Lessor Parent (solely in respect of clause (i) below) and the Security Trustee (solely in respect of clause (i) below) (each, a “Representing Party”) as to the matters set forth in this paragraph (j) to the extent applicable to it:

(i) the representations and warranties of such Representing Party contained in each Operative Document to which it is a party shall be true and correct on such Issuance Date (except to the extent such representation or warranty relates to an earlier date in which case such representation or warranty shall be true and correct as of such earlier date);

(ii) no Default under any Operative Document to which it is a party or, in the case of Lessee, no Event of Loss and no event that with the giving of notice or the passing of time or both would constitute an Event of Loss, shall have occurred and be continuing or would arise from the consummation of the transactions contemplated by the Operative Documents;

(iii) no action or proceeding or governmental action shall have been instituted or threatened before any court or Government Body, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or Government Body, on or prior to such

[Participation Agreement]

date which might (A) set aside, restrain, enjoin or prevent the completion, consummation, performance or observance of this Agreement or any other Operative Document or any transactions contemplated hereby or thereby, (B) in the case of Lessor, Lessee and Guarantor, materially adversely affect such party’s financial condition, business, operations or assets or (C) in any other manner compromise the validity, binding effect or enforceability of this Agreement or any of the other Operative Documents; and

(iv) the conditions precedent to the performance of such Representing Party’s obligations in respect of the transactions contemplated to occur on such Issuance Date under the Operative Documents shall have been (or, simultaneously with the consummation of the transactions on such Issuance Date, will be) satisfied.

(k) No change in Applicable Laws shall have occurred after the date of this Agreement and prior to such Issuance Date that would make it unlawful for any party to execute, deliver or perform, or enjoy the benefit of the rights expressed to be enjoyed by such party, under the Operative Documents to which it is or will become a party.

(l) Each of Lessor, as lessor under the Lease and the Security Trustee, as assignee of Lessor’s rights under the Lease, is entitled to the protection of Section 1110 of the Bankruptcy Code in connection with its rights to take possession of such Aircraft in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

(m) The Indenture Trustee, the Security Trustee, the Guaranteed Lender and Ex–Im Bank shall have received, all in form and substance satisfactory to each of them, such evidence (including, without limitation, resolutions and copies of organizational documents) as any of them or their respective counsel shall reasonably request as to the authorization of the execution, delivery and performance by each party to the Operative Documents (other than itself and Ex–Im Bank) to which it is a party.

(n) The Indenture Trustee, the Security Trustee, the Guaranteed Lender and Ex–Im Bank shall have received, in form and substance satisfactory to them, certified copies of all documents, including specimen signatures, necessary to evidence the authority of each person who, acting on behalf of each party to the Operative Documents (other than itself and Ex–Im Bank), has signed or will sign the statements, reports, certificates and other documents which have been or will be delivered under this Agreement and the other Operative Documents or will otherwise act as a representative of such parties.

(o) The Indenture Trustee, the Security Trustee, the Guaranteed Lender and Ex–Im Bank shall have received evidence satisfactory to them that all governmental and other licenses, orders, permits, waivers, authorizations, approvals, consents, registrations, exemptions and filings in respect of any Government Body in the United States of America, the State of Delaware or the State of New York which are necessary or advisable for the execution, delivery and performance and observance of the Operative Documents to which Lessor, Lessee, Guarantor or Lessor Parent is or will become a party and for the legality, validity, enforceability and effectiveness thereof have been obtained or effected on an unconditional basis and remain in full force and effect (or, in the case of any registrations and filings to be effected after the Delivery of an Aircraft that arrangements satisfactory to Ex–Im Bank and the Indenture Trustee have been made for the effecting of the same within any applicable time limit).

[Participation Agreement]

(p) The Indenture Trustee, the Security Trustee, the Guaranteed Lender and Ex–Im Bank shall have received the following, in each case in form and substance satisfactory to them, dated such Issuance Date or such earlier date as each of them shall permit:

(i) a certificate signed by a duly authorized member, officer or manager of Lessor, certifying as true and correct (1) its constitutional documents and (2) an incumbency certificate of each person or persons authorized to execute and deliver such documents on behalf of Lessor, containing the specimen signatures of each such authorized person;

(ii) a certificate signed by a duly authorized officer of the Lessee, certifying as true and correct (1) its Articles of Incorporation and by-laws, (2) the resolutions of the board of directors of the Lessee or the executive committee thereof evidencing the authority to execute, deliver and perform in its individual capacity or such other capacity its obligations under this Agreement, the Security Agreement, the Lease and each other Operative Document to which it is or will be a party, and (3) the incumbency and specimen signatures of each person authorized to execute and deliver such documents on behalf of the Lessee;

(iii) a certificate signed by a duly authorized officer of the Guarantor, certifying as true and correct (1) its Articles of Incorporation and by-laws, (2) the resolutions of the board of directors of the Guarantor or the executive committee thereof evidencing the authority to execute, deliver and perform in its individual capacity or such other capacity its obligations under the AAWH Guarantee, and (3) the incumbency and specimen signatures of each person authorized to execute and deliver the AAWH Guarantee;

(iv) a certificate signed by the Secretary or an Assistant Secretary of WTC, certifying as true and correct (1) its Articles of Association and by-laws, (2) evidence of the authority of WTC, in its individual capacity, as the Trustee and as the Indenture Trustee, to execute, deliver and perform in its individual capacity or such other capacities its obligations under this Agreement and each other Operative Document to which it is or will be a party, and (3) the incumbency and specimen signatures of each person authorized to execute and deliver such documents on behalf of WTC, the Trustee or the Indenture Trustee, as applicable;

(v) a certificate signed by the Secretary or an Assistant Secretary of Wells Fargo, certifying as true and correct (1) its Articles of Association and by-laws, (2) evidence of the authority of Wells Fargo, in its individual capacity and as Security Trustee, as applicable, to execute, deliver and perform in its individual capacity or such other capacity its obligations under this Agreement, the Security Agreement, the Lease and each other Operative Document to which it is or will be a party, and (3) the incumbency and specimen signatures of each person authorized to execute and deliver such documents on behalf of Wells Fargo or the Security Trustee, as applicable;

(vi) (A) the certificates regarding the Insurances and the related broker’s undertakings conforming to the terms and requirements of, and required to be delivered on such Issuance Date pursuant to, Section 10 of the Lease; (B) evidence of the Lessee’s FAA War Risk

[Participation Agreement]

Policy; and (C) a certificate from Ex–Im Bank’s independent insurance advisor confirming to Ex–Im Bank that the insurance certificate, broker’s letter of undertaking and other related insurance documentation are in an acceptable form and are in compliance with the requirements of Section 10 of the Lease;

(vii) a copy, duly certified as true, correct and complete by Lessee, of (A) those portions of the Purchase Agreement relating to the rights and benefits assigned to Lessor pursuant to the Purchase Assignment and (B) those portions of the Engine Agreement relating to the rights and benefits assigned to Lessor pursuant to the Engine Assignment;

(viii) the opinions, each dated the Issuance Date for such Aircraft, of:

(A) In house counsel of the Manufacturer relating to the Bill of Sale and the Consent and Agreement;

(B) Pillsbury Winthrop Shaw Pittman, LLP, special New York counsel to Lessee and Guarantor relating to the transactions contemplated by the Operative Documents, and covering, inter alia, the protections of Section 1110 of the Bankruptcy Code;

(C) Crowe & Dunlevy, special FAA counsel relating to the relevant filings with the FAA and the registrations with the International Registry, as contemplated by the Operative Documents;

(D) Ray, Quinney & Nebeker, special counsel to the Security Trustee relating to its roles in the transactions contemplated by the Operative Documents; and

(E) Morris James LLP, special counsel to (1) the Lessor, Lessor Parent and Trustee and (2) the Indenture Trustee, in each case, relating to the transactions contemplated by the Operative Documents.

(ix) copies of the FAA Bill of Sale, Bill of Sale, invoice and receipt of funds issued by the Manufacturer, specifically referring by serial number to an Airframe and each Engine, and which shall contain, among other things, a statement that the Bill of Sale thereby conveys to Lessor good title to such Airframe, each such Engine, and all other portions of an Aircraft described in the Bill of Sale, free and clear of all Liens, encumbrances and rights of others, together with a receipt from the Manufacturer reflecting payment of the purchase price of such Aircraft;

(x) confirmation that the FAA Bill of Sale in respect of such Aircraft, the Security Agreement, the Security Agreement Supplement in respect of such Aircraft, the Lease, the Lease Supplement in respect of such Aircraft and the IDERA in respect of such Aircraft have been duly filed with the FAA for recordation (or are in form suitable for recordation and are in the process of being so filed for recordation) and there exist no Liens of record on such Aircraft at the FAA;

[Participation Agreement]

(xi) confirmation that the Application for Aircraft Registration in respect of such Aircraft, and, if applicable, the Declaration of International Operations in respect of such Aircraft, have been duly filed with the FAA;

(xii) a copy of the Certificate of Airworthiness for such Aircraft to be delivered on such Issuance Date;

(xiii) either (i) a copy of the BFE Bill of Sale in respect of such Aircraft delivered on the applicable Delivery Date or (ii) a certificate from Lessee, and acknowledged by the Manufacturer, that there is no “buyer furnished equipment” installed on such Aircraft;

(xiv) an originally executed aircraft receipt executed on behalf of Lessor (or its authorized representative) pursuant to the Purchase Agreement and the Purchase Assignment accepting such Aircraft from the Manufacturer without reservation (the delivery of such receipt to be without prejudice to any of the Manufacturer’s legal obligations or to any of Lessee’s legal rights under the Purchase Agreement or under Applicable Law);

(xv) priority search certificates identifying the registrations made with the International Registry with respect to the relevant Airframe and Engines provided in Section 29 hereof, in the priority set forth therein and confirming that no other undischarged registrations have been made with respect to such Airframe or Engines;

(xvi) a copy of Lessee’s Approved Maintenance Program;

(xvii) Intentionally omitted; and

(xviii) such other documents or evidence with respect to Lessor, Lessee, Guarantor, Lessor Parent, the Trustee, the Security Trustee, Wells Fargo, the Engine Manufacturer and the Manufacturer as Ex–Im Bank, the Indenture Trustee or their counsel may reasonably request at least three (3) Business Days prior to such Issuance Date in order to establish the consummation of the transactions contemplated by the Operative Documents, the taking of all corporate proceedings in connection therewith, compliance with the conditions herein or therein set forth and the perfection in any relevant jurisdiction of the Liens of the Security Documents.

(q) Lessor and Lessee shall have taken all necessary or advisable actions with the FAA so that such Aircraft shall be duly certified by the FAA as to airworthiness, unrestricted transport category, and duly registered in the name of Lessee, and no intervening documents with respect thereto shall have been filed and then be or will become in effect, and immediately upon Delivery of such Aircraft, Lessee shall have authority to operate such Aircraft.

(r) The Indenture Trustee shall have received a fully executed and authenticated Bank Note issued in respect of the financing of such Aircraft bearing an executed Guarantee Legend endorsement (such endorsed Bank Note to be held in escrow pending disbursement of the proceeds of such Bank Note and confirmation of receipt thereof).

(s) The Indenture Trustee, Ex–Im Bank and the Guaranteed Lenders shall have received evidence satisfactory to them that all Transaction Costs and other fees and expenses

[Participation Agreement]

required to be paid on or before such Issuance Date under the terms of the Fee Letter, this Agreement, the Lease, the Indenture, the Issuer Indemnity Agreement or any other Operative Documents shall have been paid by Lessee or other acceptable arrangements have been made with Lessee.

(t) (i) All taxes, fees, charges, assessments, costs and other expenses then due and payable in connection with the issuance of a Bank Note in respect of an Aircraft shall have been duly paid or caused to be paid in full; and (ii) all stamp, sales or use taxes and duties related to the consummation of the transactions contemplated by the Operative Documents which are then due and payable shall have been duly paid in full.

(u) The Account Bank shall have duly established the Pledged Account under the Account Pledge Agreement, and the amounts payable to the Lessee under the relevant ACMI Lease shall be payable into the Pledged Account.

(v) All appropriate actions required to have been taken by any Government Body of the United States of America, the State of Delaware and the State of New York prior to such Issuance Date in connection with the transactions contemplated by the Operative Documents being executed and delivered on such Issuance Date shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals (collectively “permits”) of such Government Bodies required to be in effect on such Issuance Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such permits shall be in full force and effect on the Issuance Date or that satisfactory arrangements have been made for the effecting of them within any applicable time limit.

(w) On the Issuance Date, Lessee shall have authority to operate such Aircraft.

(x) The Guaranteed Lender shall have received such other documentation or evidence required in its opinion to satisfy the “know your customer” and/or “customer due diligence” requirements applicable to itself in respect of the Lessee, the Lessor, the Lessor Parent and any other relevant party (other than Ex–Im Bank).

Section 4B. Conditions Precedent to Obligations of Ex–Im Bank; Utilization Procedures. The obligations of Ex–Im Bank to guarantee the repayment of a Note pursuant to the terms of the Ex–Im Bank Guarantee shall be subject to satisfaction of the following additional conditions precedent (in addition to the other conditions precedent set forth in the Operative Documents):

(a) Ex–Im Bank shall have received a complete and fully executed Request for Guarantee Legend from the Indenture Trustee at least two (2) Business Days prior to the Issuance Date for an Aircraft (or within such shorter period as may be agreed by Ex–Im Bank and the Indenture Trustee).

(b) Ex–Im Bank shall have received a complete and fully executed Request for Issuance together with a completed Itemized Statement of Payments from Lessor at least two (2) Business Days prior to the Issuance Date for an Aircraft.

[Participation Agreement]

(c) Ex–Im Bank shall have received a complete and fully executed Exporter’s Certificate from the Manufacturer in respect of such Aircraft.

(d) Ex–Im Bank shall have received evidence satisfactory to Ex–Im Bank that the 2007 ASU Premium or the 2011 ASU Premium, as the case may be, and the ASU Commitment Fee or the Premium Holding Fee, as the case may be, payable on the Issuance Date for an Aircraft, if any, shall have been received by Ex–Im Bank at least one (1) Business Day prior to such Issuance Date.

(e) Ex–Im Bank shall have received (i) a brief description of such Aircraft and the invoice price for such Aircraft, (ii) a copy of the Purchase Agreement (including all waivers, credit memos (including Engine credits of any sort), amendments, extensions and schedules) and (iii) if applicable, a letter from the Engine Manufacturer confirming the price of the Engines (net of all waivers, credit memos or other credits of any sort). The Purchase Agreement shall not contravene any applicable statute or public policy of the United States of America.

(f) Ex–Im Bank shall have received Guarantor’s audited consolidated financial statements, in English, for its financial year ended December 31, 2011, and such financial statements shall be in form and substance satisfactory to Ex–Im Bank.

(g) Ex–Im Bank shall have determined, in its sole and absolute discretion, that no event has occurred from and after December 31, 2011 which is likely to have a Material Adverse Effect in relation to Lessee or Guarantor.

(h) Ex–Im Bank shall have received an anti-lobbying certificate from each of Lessee, Guarantor and the Guaranteed Lenders in the form attached as Exhibit C hereto.

(i) Ex–Im Bank shall have received a copy of the ACMI Lease in respect of such Aircraft.

(j) Ex–Im Bank shall have received such other documentation with respect to Lessee, Guarantor, Lessor or Lessor Parent as it or its counsel may reasonably request at least five (5) Business Days prior to the relevant Issuance Date in order to establish the consummation of the transactions contemplated by the Operative Documents, the taking of all corporate proceedings in connection therewith, compliance with the conditions therein set forth and the perfection in any relevant jurisdiction of the Liens of the Security Documents.

Section 5. Conditions Precedent to Obligations of Lessee. Lessee’s obligations contemplated to be performed with respect of the financing contemplated hereby in respect of an Aircraft on and after the Issuance Date for such Aircraft under the Operative Documents in respect of which it is or will become a party (other than its obligations under the Issuer Indemnity Agreement, which obligations shall be effective and performed by Lessee on or after execution thereof by Lessee) are subject to the condition that, on or prior to such Issuance Date, Lessee shall have received copies of the Operative Documents required to be in existence on or prior to such Issuance Date (duly authorized, executed and delivered by the respective party or parties thereto) and, in addition, shall be subject to the satisfaction of the following conditions precedent:

(a) No change in Applicable Laws shall have occurred after the date of this Agreement and prior to such Issuance Date that would make it unlawful for Lessee to execute, deliver or perform its obligations under the Operative Documents to which it is or will become a party;

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(b) No action or proceeding or governmental action shall have been instituted or threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency, on such Issuance Date to set aside, restrain, enjoin, or prevent the completion and consummation of the transactions contemplated by the Operative Documents, and no event shall have occurred that might result in any Claims;

(c) Lessee shall have received copies of the executed Operative Documents; and

(d) Lessee shall have received each legal opinion referred to in Section 4A(p)(viii).

Section 6. Conditions Subsequent. Promptly following the registration of each Airframe with the FAA, the registration with the International Registry of the interests in respect of the Aircraft related to such Airframe specified in Section 29 hereto and the recordation of the FAA Filed Documents in respect of such Aircraft pursuant to the Act, Lessee will cause Crowe & Dunlevy, special FAA counsel, to deliver to the Security Trustee, Ex–Im Bank, the Guaranteed Lender, the Indenture Trustee and Lessee a favorable opinion or opinions addressed to each of them with respect to such registrations and recordation.

Section 7. Representations and Warranties of Lessee. Lessee hereby represents and warrants as of the date hereof and as of the Issuance Date for each Aircraft, the Pricing Date and the Exchange Date (except as otherwise specified below and which representations and warranties shall survive such dates) that:

(a) It (i) is a corporation duly incorporated and validly existing under the laws of the State of Delaware, (ii) is a Certificated Air Carrier, (iii) has organizational identification number 2306021, (iv) has the State of Delaware as its “location” (as such term is defined in Article 9 of the Uniform Commercial Code of Delaware), and (v) is duly qualified or otherwise authorized to do business as an air carrier in all jurisdictions in which it has air routes except for jurisdictions where failure to so qualify or obtain authorization would not in the aggregate have a material adverse effect on the business of Lessee and would not involve any danger of the sale, forfeiture or loss of any Airframe or any Engine or impairment of the value thereof. It has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and perform its obligations under the Operative Documents theretofore executed or to be executed by it on such date.

(b) Neither the execution and delivery by it of this Agreement or any of the other Operative Documents theretofore executed or to be executed by it on such date nor the performance by it of its obligations hereunder or thereunder requires the consent or approval of, the giving of notice to, or the registration or filing with, or the taking of any other action, in respect of, or by, any Government Body in the United States of America, except for (i) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities

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having jurisdiction over Lessee’s operation of an Aircraft, all of which orders, permits, waivers, exemptions, authorizations and approvals, to the extent currently required for such execution, delivery and performance, have theretofore been duly obtained and are in full force and effect on the Delivery Date for such Aircraft, (ii) any normal periodic and other reporting requirements under the applicable rules and regulations of the regulatory authorities having jurisdiction over Lessee’s operation of such Aircraft from time to time to the extent required to be given or obtained only after such Delivery Date, (iii) the registration of the International Interests contemplated by Section 29 hereof in respect of such Aircraft with the International Registry (and the filing of relevant AC Forms 8050-135 with the FAA so as to permit such registrations), (iv) the registration of the Airframe related to such Aircraft with the FAA pursuant to the Act, (v) the filing of the FAA Filed Documents in respect of such Aircraft with the FAA pursuant to the Act and the recordation of the FAA Bill of Sale in respect of such Aircraft, the Lease, the Lease Supplement in respect of such Aircraft, Security Agreement, the Security Agreement Supplement in respect of such Aircraft and the IDERA in respect of such Aircraft with the FAA pursuant to the Act, (vi) the filing of financing statements under the Uniform Commercial Code in Delaware and (vii) the taking of possession by the Security Trustee of the original chattel paper counterparts of the Lease and the Lease Supplement in respect of such Aircraft.

(c) The execution and delivery of this Agreement and the other Operative Documents executed or to be executed by it on such date, the performance of its obligations hereunder or thereunder, and its consummation of the transactions contemplated hereby or thereby, do not require any shareholder approval or consent of any trustee or holders of any indebtedness of Lessee except such as have been duly obtained and which remain in full force and effect, and will not violate any Applicable Law of the United States of America, conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of any Lien (other than Permitted Liens) upon an Aircraft or any of its property or assets under, any Applicable Laws, its articles of incorporation or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it may be bound or to which any of its property or assets may be subject.

(d) The execution, delivery and performance of the Operative Documents theretofore executed or to be executed by it on such date have been duly authorized by all necessary corporate action. This Agreement and each other Operative Document theretofore executed or to be executed by it on such date constitute, or upon execution will constitute, its legal, valid and binding obligation enforceable against it in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). This Agreement and the other Operative Documents to which it is or is required hereunder to become a party on such date are in proper form for their enforcement in the courts of the United States of America.

(e) Lessee is subject to civil and commercial law with respect to its obligations under this Agreement and the other Operative Documents to which it is or will become a party on such date. The making and performance by Lessee of this Agreement and such other Operative Documents to which it is or will become a party constitute private and commercial activities rather than governmental or public activities, and neither Lessee nor any of its property, assets or

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revenues enjoys any right of immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution, set off, execution or from any other legal process with respect to any of its obligations under this Agreement or the other Operative Documents to which it is or will become a party on such date.

(f) It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence in the United States of America, the State of New York or the State of Delaware of the Operative Documents to which it is or will become a party on such date that any of them or any other instrument be filed, recorded, registered or enrolled in any court, public office or elsewhere in the United States of America, the State of New York or the State of Delaware, except as expressly provided herein, or that any stamp, registration or similar tax (other than stamp duty on the execution of the Lease) be paid in the United States of America, the State of New York or the State of Delaware on or in relation to any of the Operative Documents to which it is or will become a party on such date and, no further action in the United States of America, the State of New York, the State of Delaware or under the Cape Town Convention including any filing or recording of any document, is necessary or permissible to establish and perfect Lessor’s title to and interest in, and the Secured Parties’ first priority security interest in, each Aircraft and the Lease as against Lessee and any third parties except for the taking of the actions referred to in Section 7(b).

(g) Lessee is not in breach of or default under any document, instrument or agreement to which it is a party or which is binding on it or any of its assets or revenues, which breach or default would materially adversely affect its ability to perform its obligations under this Agreement or any other Operative Document to which it is or will be a party, and there are no pending or, to the best of its knowledge, threatened investigations, judgments, suits or proceedings in any applicable jurisdiction against it or affecting it or its properties that relate to the transactions contemplated hereby or which have any reasonable likelihood of having a material adverse effect on the ability of Lessee to perform its obligations under the Operative Documents.

(h) The audited consolidated financial statements of Guarantor for its fiscal year that has most recently been provided to Ex–Im Bank and the Guaranteed Lender fairly present in all material respects the consolidated financial condition of Lessee at the end of such fiscal year and results of its operations for the period then ended, are in accordance with generally accepted accounting principles in the United States of America (subject to normal year-end audit adjustments and, in the case of unaudited statements, as permitted by Form 10-Q), and since such date no event has occurred that has had or could reasonably be expected to have a material adverse effect on Lessee’s ability to perform its obligations under this Agreement or any other Operative Document to which it is or will be a party.

(i) The obligations of Lessee under the Operative Documents to which it is a party will be direct and unconditional general obligations of Lessee, and will rank in right of payment at least pari passu with all unsecured and unsubordinated debt of Lessee, whether now or hereafter outstanding, subject to any bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally and to obligations preferred by Applicable Law and not by contract.

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(j) The Lease has not been rescinded by either party thereto, and no Default, Event of Default, Event of Loss or potential Event of Loss under the Lease has occurred and is continuing.

(k) The obligations of Lessee under this Agreement and the other Operative Documents, including, without limitation, the obligation of Lessee to pay Rent, are not subject to any law, rule or regulation of the United States of America or any agency or instrumentality thereof with regard to any preference for payment of obligations or any rescheduling of the payment of any debt or other obligations, except for applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally.

(l) If required by Lessor at any time, Lessee will use its best efforts to obtain, in respect of its obligations under the Operative Documents, including, without limitation, its obligation to pay Rent, any preference for payment under, or any exclusion from, any law, rule or regulation of the United States of America or any agency or instrumentality of the United States of America afforded to equipment operating under similar leases and any exception or waiver from any rescheduling of the payment of any debt or other obligations imposed under any such law, rule or regulation.

(m) Each Aircraft will be used principally for the carriage of persons and property as permitted under the law of the United States of America and not in violation of the Ex–Im Bank Statutes.

(n) Lessee is not a party to any agreement, instrument, charter or other corporate restriction which individually or in the aggregate is or, in the reasonable judgment of Lessee, could reasonably be expected to have a material adverse effect on the ability of Lessee to perform its obligations under the Operative Documents.

(o) Under existing Applicable Law of the United States of America, regardless of how the Lease and other Operative Documents may be characterized, (i) no withholding Taxes will be imposed by any Government Body of the United States of America upon or with respect to any payment of Rent, and (ii) the execution and delivery of the Operative Documents to which it is a party, and the performance of the transactions contemplated thereby will not result in Lessor or any Secured Party being subjected to any Taxes imposed by any Government Body upon or with respect to the income to the income, activities or properties of Lessor, except for such registration, franchise or other similar taxes as may become due or payable by Lessor in Delaware, each of which shall be paid by Lessee on the due date for payment therefor.

(p) To the knowledge of Lessee, no Operative Document or any other document, certificate or written statement furnished to any other party hereto by or on behalf of Lessee in connection with the transactions contemplated thereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading; and there is no fact which has not been disclosed to Lessor, Ex–Im Bank, the Indenture Trustee and the Security Trustee in writing and which materially adversely affects or will materially adversely affect the ability of Lessee to perform its obligations under the Operative Documents.

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(q) There are no Liens on the Collateral other than Permitted Liens and the Liens granted to the Security Trustee pursuant to the terms of the Security Documents constitute valid, legal and binding security interests in the United States of America, the State of New York or the State of Delaware over the applicable Collateral and, other than those expressly provided for hereunder or under the Operative Documents, including, without limitation, Section 7(f) hereof, no other consent or approval of, giving of notice to, registration with or taking of any action in respect of, or by, any Government Body of the United States of America, the State of New York, the State of Delaware, or under the Cape Town Convention is required in order to perfect the security interest of the Security Trustee therein.

(r) Each Aircraft (i) is not principally for use in, and has not and will not be used principally in, any nation with which under U.S. law, regulation or stated policy Ex–Im Bank is prohibited from doing business; (ii) is not to be used principally in, and has not and will not be used principally in, any nation which is engaged in armed conflict, declared or otherwise, with the armed forces of the United States of America; and (iii) will not be used for offensive or defensive military purposes (except as expressly contemplated and permitted by Section 7(d) of the Lease in connection with the CRAF activation).

(s) No fact or circumstance is known to the best knowledge of any executive officer of Lessee that, either alone or in conjunction with all other such facts and circumstances, has had or is likely to have in the future a Material Adverse Effect with respect to Lessee.

(t) Lessee has delivered to Ex–Im Bank a true, correct, complete, and fully executed copy (including all waivers, credit memos (including Engine credits of any sort), amendments, extensions and schedules relating to each Aircraft) of the Purchase Agreement. The Purchase Agreement is in full force and effect, is in good standing, free from any material breach or default on the part of Lessee.

(u) Lessee is not in default of any of its obligations under the Purchase Agreement, which default could have a material adverse effect on its ability to perform its obligations under the Operative Documents.

(v) Lessee has not paid or agreed to pay and covenants that it will not pay or agree to pay to any person any commission, fee or other payment in connection with the purchase or acquisition of each Aircraft by Lessor or such establishment or operation of the Notes (other than the purchase price of such Aircraft) except for (i) amounts payable to Lessee’s regular full time employees (if any) to the extent of their regular compensation, (ii) amounts payable pursuant to the provisions of the Operative Documents (including arrangers or similar transaction fees) and (iii) reasonable compensation for bona fide professional, technical or other comparable services.

(w) Neither Lessee nor any of its assets, property or revenues enjoys any right of immunity, sovereign or otherwise, or exemption under Applicable Laws on any grounds from suit, court jurisdiction, seizure, execution, attachment, setoff, execution or other legal process in respect of any of its obligations under this Agreement or any other Operative Document to which it is, or is to be, a party; and the execution, delivery and performance of this Agreement and each Operative Document to which it is or is to be a party constitute its private and commercial acts and to the extent that Lessee or any of its property, revenues or assets may hereafter acquire such right of immunity, the same is hereby irrevocably waived.

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(x) Lessee has filed all returns in respect of Taxes, to the knowledge of Lessee, required by Applicable Laws to be filed by it and has paid all material Taxes imposed upon it or any of its properties, assets, income or franchises under Applicable Laws which are due and payable, except to the extent that such Taxes are being contested in good faith and for the payment of which adequate reserves have been provided. No Tax Lien has been filed and, to the knowledge of Lessee, no claim is being asserted with respect to any such Tax.

(y) Lessee and each of its Principals (as such term is defined in the Debarment Regulations) individually, have not within the past 3 years been (i) debarred, suspended, declared ineligible from participating in, or voluntarily excluded from participation in, a Covered Transaction (as such term is defined in the Debarment Regulations), (ii) formally proposed for debarment, with a final determination still pending, (iii) indicted, convicted or had a civil judgment rendered against it for any of the offenses listed in the Debarment Regulations or (iv) delinquent on any substantial debts owed to Ex–Im Bank or any Government Body of the United States of America as of the date hereof; and unless authorized by Ex–Im Bank, Lessee will not knowingly enter into any agreements in connection with an Aircraft with any Person that has been debarred, suspended, declared ineligible from participating in, or voluntarily excluded from participation in, a Covered Transaction. Lessee will provide immediate written notice to Ex–Im Bank, the Security Trustee, and the Indenture Trustee if at any time it learns that the representation and warranty set forth in this Section 7(z) was erroneous when made or has become erroneous by reason of changed circumstances. (For purposes hereof, “Debarment Regulations” shall mean, collectively: (1) the Export-Import Bank’s Nonprocurement Debarment and Suspension Regulations, 2 C.F.R. Part 3513, adopting by reference, the OMB Guidelines to Agencies on Governmentwide Debarment and Suspension (Nonprocurement), 2 C.F.R. Part 180; and (2) the Debarment, Suspension, and Ineligibility provisions of the Federal Acquisition Regulation, 48 C.F.R. Subpart 9.4).

(z) As of October 20, 2011, Lessee was not and was not Controlled by a Prohibited Energy Producer/Refiner. For purposes of this Section 7(aa): (i) “Control” shall mean, in relation to any specified Person, (A) holding, directly or indirectly, fifty percent (50%) or more of the outstanding voting securities or ownership interests of such specified Person or (B) having the contractual power to designate a majority of the directors of a corporation, or in the case of an unincorporated entity, a majority of the individuals who exercise similar functions of such specified Person (and “Controlled” and “Controlling” shall be construed accordingly); (ii) “Energy Producer/Refiner” shall mean any entity with substantial business interests in the petroleum, refined petroleum products, oil, or natural gas sectors (provided that, a sovereign state is not an Energy Producer/Refiner, nor is a state-owned entity that does not operate as a business enterprise); (iii) “Iran” shall mean the Islamic Republic of Iran; (iv) “Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, non-incorporated organization or governmental or any agency or political subdivision thereof; and (v) “Prohibited Energy Producer/Refiner” shall mean an Energy Producer/Refiner that does any of the following or that Controls a Person that does any of the following: (A) provides Iran with significant refined petroleum resources; or (B) materially contributes to Iran’s capability to import refined petroleum resources; or (C) allows Iran to maintain or expand, in any material

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respect, its domestic production of refined petroleum resources, including any assistance in refinery construction, modernization or repair (for the purposes of this definition, “significant” and “material” shall mean an amount of petroleum resources which, in the aggregate over any one of the immediately preceding three (3) fiscal years, has a value in excess of twenty million Dollars (U.S.$20,000,000.00)).

(aa) Each Airframe and each Engine constitutes an Aircraft Object under the Cape Town Convention.

(bb) Each of Lessor and the Security Trustee, as assignee of Lessor’s rights under the Lease, is entitled to the protection of Section 1110 of the Bankruptcy Code in connection with its right to take possession of each Aircraft in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

Section 8. Covenants.

Section 8A. Certain Covenants of Lessee. Lessee covenants and agrees with each other party hereto, until the payment in full of all amounts due and payable by Lessee under this Agreement and the other Operative Documents to which it is a party (or by which it is otherwise intended to be bound), as follows:

(a) Lessee (at its own cost and expense) shall cause the FAA Filed Documents in respect of such Aircraft to be promptly filed and recorded with the FAA. Lessee shall cause such filings in respect of an Aircraft to be made with the FAA in the following order of priority: first, the FAA Bill of Sale in respect of such Aircraft, second, the Security Agreement with the Security Agreement Supplement in respect of such Aircraft attached thereto (it being understood that on any Issuance Date after the initial Issuance Date, solely the Security Agreement Supplement in respect of such Aircraft shall be filed), third, the Lease with the Lease Supplement in respect of such Aircraft attached thereto (it being understood that on any Issuance Date after the initial Issuance Date, only the Lease Supplement in respect of such Aircraft shall be filed), fourth, the Application for Aircraft Registration in respect of such Aircraft (together with, if applicable, the Declaration of International Operations in respect of such Aircraft) and fifth, the IDERA in respect of such Aircraft. Lessee (at its own cost and expense) will promptly execute and deliver any document or instrument reasonably requested by Lessor, Ex–Im Bank, the Guaranteed Lender, the Indenture Trustee or the Security Trustee and otherwise fully cooperate with Lessor, Ex–Im Bank, the Indenture Trustee and the Security Trustee in a timely manner in connection with the filing and recordation of any Operative Document with the FAA, International Registry and governmental authorities of the Government of Registry, the United States of America, the State of New York, the State of Delaware or under the Cape Town Convention, as appropriate.

(b) Lessee shall (i) preserve and maintain its legal existence, (ii) comply with the requirements of all Applicable Laws if failure to comply with such requirements would materially and adversely affect the financial condition, operations or business of Lessee, (iii) maintain its corporate existence under and in compliance with all Applicable Laws, (iv) conduct its business in all material respects in accordance with all Applicable Laws and regulations binding on it and its operations or assets, and (v) subject to Applicable Laws,

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applicable rules and regulations of any stock exchange and duty of confidentiality, promptly provide Lessor, Ex–Im Bank, the Indenture Trustee and the Security Trustee with such financial and other information concerning its affairs as Lessor, Ex–Im Bank, the Indenture Trustee or the Security Trustee may from time to time reasonably request in connection with the transactions contemplated by this Agreement and any other Operative Document.

(c) Lessee shall not issue any deregistration power of attorney, irrevocable deregistration and export request authorization, or similar instrument with respect to an Airframe to any person, or permit any such instrument to be filed or recorded with the FAA, other than the IDERA in favor of the Security Trustee.

(d) Lessee shall, as promptly as practicable, provide to Lessor, Ex–Im Bank, the Indenture Trustee and the Security Trustee such information as may be reasonably requested by Lessor, Ex–Im Bank, the Indenture Trustee or the Security Trustee in order to comply with any request or requirement for information in respect of an Aircraft by any Government Body to the extent not prohibited by Applicable Laws.

(e) Lessee shall cause Guarantor to provide Lessor, Ex–Im Bank, the Guaranteed Lender, the Indenture Trustee and the Security Trustee with copies of Guarantor’s (x) audited consolidated financial statements for its financial year ended as of December 31, 2011 and for each financial year thereafter as soon as they are available but in any event not later than 120 days after the close of such financial year, and (y) unaudited consolidated financial statements available for each semi-annual period as soon as they are available but in any event not later than sixty (60) days after the close of such period. Each financial statement provided hereunder shall have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), consistently applied (except for inconsistencies required by changes to GAAP, changes approved by Guarantor’s accountants in accordance with GAAP or, in the case of unaudited statements , as permitted by Form 10-Q), and all audited financial statements shall be accompanied by a certificate of Lessee, signed by the chief financial officer of Lessee, stating that, based on an examination sufficient to enable such officer to make an informed statement, no Default under the Lease exists or, if such is not the case, specifying such Default and its nature, when it occurred and the steps being taken by Lessee with respect thereto.

(f) Promptly after Lessee knows that any Default under the Lease has occurred and is continuing, Lessee will provide Lessor, Ex–Im Bank, the Guaranteed Lender, the Indenture Trustee and the Security Trustee with a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that Lessee has taken or proposes to take with respect thereto.

(g) Lessee shall maintain its corporate existence under and in compliance with all Applicable Laws provided that it may, on at least thirty (30) days’ prior written notice to Ex–Im Bank, the Security Trustee and the Indenture Trustee, consolidate with or merge into another Person or convey or transfer all or substantially all of its assets to any Person, whether in a single transaction or a series of transactions; provided that:

(i) the successor Person resulting from such consolidation or merger is Lessee or the successor Person resulting from such consolidation or merger (if other than Lessee) or the

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Person that acquired all or substantially all of the assets of Lessee or the assignee or transferee of Lessee’s obligations under the Operative Documents (1) is substantially engaged in the business of air transport, (2) has a net worth, after giving effect to such consolidation, merger, acquisition, assignment or transfer, at least equal to that of Lessee prior to giving effect thereto and (3) expressly assumes, pursuant to an agreement delivered to Ex–Im Bank, the Guaranteed Lender, the Indenture Trustee and the Security Trustee in form and substance reasonably acceptable to them, the obligations of Lessee under the Lease and the other Operative Documents;

(ii) the right, title and interest of Lessor (and the Secured Parties) in and to an Aircraft shall not be adversely affected by such consolidation or merger, and Ex–Im Bank, the Indenture Trustee and the Security Trustee shall have received such assurances with respect thereto as they may reasonably request;

(iii) the Security Documents shall continue to be maintained as perfected Liens upon the collateral subject thereto (having the same priorities as was the case prior to such consolidation or merger), and Ex–Im Bank, the Indenture Trustee and the Security Trustee shall have received such assurances with respect thereto as they may reasonably request;

(iv) such consolidation or merger is not likely to have a Material Adverse Effect on Lessee or any successor company; and

(v) upon the consummation of such consolidation or merger, Lessee shall deliver to Ex–Im Bank, the Indenture Trustee and the Security Trustee (1) a certificate stating that, immediately after giving effect to such transaction, no Default shall have occurred and be continuing, such consolidation, merger, acquisition, transfer and the assumption agreement mentioned in clause (i) above comply with this Section 8(g) and all conditions precedent herein provided with respect to such transaction have been complied with and (2) an opinion of counsel reasonably acceptable to Ex–Im Bank, the Indenture Trustee and the Security Trustee that such assumption agreement constitutes the legal, valid and binding obligation of such successor, enforceable against such successor in accordance with its terms, subject to customary exceptions.

Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of Lessee as an entirety in accordance with this Section 8(g), the successor corporation formed by such consolidation or into which Lessee is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and shall be obligated to perform the obligations of, and may exercise every right and power of, Lessee under the Lease and the other Operative Documents with the same effect as if such successor corporation had been named as Lessee therein. Nothing contained herein shall permit any lease, sublease or other arrangement for the use, operation or possession of an Aircraft except in compliance with the other applicable provisions of the Operative Documents.

(h) At its expense, Lessee shall (i) execute, acknowledge, deliver, file, notarize and register all such further agreements, instruments, certificates, documents and assurances, and perform such acts as Lessor, Ex–Im Bank, the Guaranteed Lender, the Indenture Trustee or the Security Trustee may consider reasonably necessary or appropriate to effectuate the purposes of this Agreement and the other Operative Documents, (ii) promptly obtain from time to time and

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maintain in full force and effect all such governmental licenses, authorizations, consents, permits and approvals or exchange control authorizations under Applicable Laws as may be required to enable Lessee to comply with its obligations under this Agreement and the other Operative Documents and (iii) promptly provide Lessor, Ex–Im Bank, the Guaranteed Lender, the Indenture Trustee and the Security Trustee with evidence of the foregoing reasonably satisfactory in form and substance to Lessor, Ex–Im Bank, the Guaranteed Lender, the Indenture Trustee and the Security Trustee.

(i) Lessee shall bear the expense of and be responsible for recording and re-recording, registering and re-registering, de-registering and filing and re-filing of (1) UCC financing statements or continuation statements, FAA Filed Documents, registrations (if any) with the International Registry and each other Security Document and each and every amendment and supplement to any thereof in the jurisdiction originally filed and (2) such other documents or instruments from time to time as may be required by Applicable Law or as may be reasonably requested by Lessor, Ex–Im Bank, the Guaranteed Lender, the Indenture Trustee or the Security Trustee in all such jurisdictions and offices as Lessor, Ex–Im Bank, the Guaranteed Lender, the Indenture Trustee or the Security Trustee shall from time to time reasonably require in order that (i) the rights of Lessor in respect of an Aircraft and the Lease, (ii) the Lien of the other Security Documents, (iii) the security for a Note and all other obligations under the Security Agreement and the other Security Documents, and (iv) the rights, priorities, perfection and remedies of the parties hereto under the Operative Documents may be established, confirmed, maintained, protected and perfected in any jurisdiction; and Lessee shall furnish to Lessor, Ex–Im Bank, the Indenture Trustee and the Security Trustee reasonably satisfactory evidence of every such recording, re-recording, registering, re-registering, filing, re-filing or de-registering, as the case may be, provided that if such recording, re-recording, registering, re-registering, filing, re-filing or de-registering relates to an assignment under Section 11.07 of the Indenture, the expense associated therewith shall be for the account of the assigning Guaranteed Lender.

(j) Intentionally omitted.

(k) During the Term, neither Lessee, nor anyone claiming through it or under it, shall set up, claim or seek to take advantage of any law now or hereafter in force in any jurisdiction where an Aircraft may be situated in order to prevent, hinder or delay any effort on the part of Lessor, Ex–Im Bank, the Indenture Trustee or the Security Trustee to de-register such Aircraft, regain possession of such Aircraft, or re-export such Aircraft from any jurisdiction in which such Aircraft may be located upon the occurrence of an Event of Default, and Lessee, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws during the continuance of an Event of Default.

(l) Lessee shall at all times ensure that the Security Trustee shall have a first priority and perfected Lien on each Aircraft and the other Collateral comprising the Trust Estate in each relevant jurisdiction.

(m) Lessee shall provide Lessor, Ex–Im Bank, the Indenture Trustee and the Security Trustee with, from time to time upon a reasonable advance written request, such other information regarding an Aircraft as Ex–Im Bank, the Indenture Trustee or the Security Trustee

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may reasonably request, including without limitation reports from time to time as to maintenance of such Aircraft (including total flight time, cycles, maintenance status and time between overhauls).

(n) Without limitation of its obligations under Section 10, Lessee will pay and discharge any and all Taxes imposed on it or its income or profits or on any of its assets, prior to the date on which penalties attach thereto, except that Lessee shall not be required to pay any such Taxes (i) the payment of which is being contested diligently in good faith and by proper proceedings that do not involve either any potential for criminal liability or the imposition of any Lien for which an adequate bond has not been posted by Lessee, and against which it is maintaining adequate cash reserves in accordance with generally accepted accounting principles in the United States of America, or (ii) which, together with all related interest and penalties, would, if unpaid, not result in any material adverse effect on the ability of Lessee to perform its obligations under the Operative Documents, in either case so long as such non-payment does not involve any substantial risk of the sale, seizure, forfeiture or loss of any Airframe or any Engine.

(o) Lessee will furnish to Lessor, the Indenture Trustee and the Security Trustee prompt notice of any transfer or relinquishment of possession of an Aircraft permitted under Section 7(d) of the Lease, and if requested by Lessor, the Indenture Trustee or the Security Trustee a copy of the documents relating to such transfer or relinquishment of possession, duly certified by an officer’s certificate of Lessee as being a complete and correct copy.

(p) Within 45 days of written request by Ex–Im Bank, but no more frequently than once each calendar year, Lessee will furnish to Ex–Im Bank an officer’s certificate setting forth all the jurisdictions to which an Aircraft presently flies or is presently intended to fly and, if requested in writing by Ex–Im Bank, reasonable particulars of each place therein where such Aircraft is to land and the frequency of flights to such place. If from time to time (i) Ex–Im Bank reasonably determines that the frequency of flights to a particular location and the circumstances of said jurisdiction may impair Ex–Im Bank’s security in an Aircraft, or (ii) an Aircraft is based in any country outside of the United States of America for more than thirty (30) consecutive days in a manner not otherwise explicitly contemplated in an ACMI Lease then in effect and the terms of which had been previously approved by Ex-Im Bank, Ex–Im Bank may request that Lessee either (1) register, file or record (or cause to be registered, filed or recorded), in all offices where such registration, filing or recording is necessary, the appropriate financing statements or other documents required in each jurisdiction to protect and perfect the rights of Lessor in such Aircraft and deliver to Ex–Im Bank a favorable opinion of counsel reasonably satisfactory to Ex–Im Bank in such jurisdiction as to such protection and perfection, or (2) furnish to Ex–Im Bank a favorable opinion of counsel in such jurisdiction reasonably satisfactory to Ex–Im Bank to the effect that if such Aircraft was at the time located in such jurisdiction, the courts of such jurisdiction would recognize the right of Lessor hereunder to recover possession of such Aircraft following a declaration of default hereunder. Lessee will also furnish such information concerning the location, condition, use and operation of, or other matters relating to, such Aircraft and each Engine as Ex–Im Bank may from time to time reasonably request.

(q) Lessee shall pay or caused to be paid all stamp duties, registration, filing or other similar fees, recordation taxes, Aircraft registration taxes and fees, acquisition tax (or, in lieu thereof, the agriculture and fishery communities special taxes), property taxes and surtaxes

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thereon due upon registration of each Aircraft, the Lease and the other Operative Documents required to be paid in the United States of America, the State of New York or the State of Delaware.

(r) Lessee shall provide Lessor, Ex–Im Bank, the Guaranteed Lender, the Indenture Trustee and the Security Trustee written notice, promptly after Lessee becomes aware, of the commencement of any and all litigation or arbitral proceedings against Lessee or involving any Aircraft not covered by insurance (except for deductibles standard to the airline industry) and of all proceedings in any jurisdiction:

(i) which might, in the reasonable judgment of Lessee, have a material adverse effect on Lessor’s interest in an Aircraft;

(ii) which might, in the reasonable judgment of Lessee, have a materially adverse effect on the Liens on an Aircraft constituted by the Security Documents;

(iii) which might, in the reasonable judgment of Lessee, have a materially adverse effect on any other Liens constituted by the Security Documents;

(iv) which relate to an Aircraft and where the amount involved not covered by insurance is in excess of $5,000,000; or

(v) which might, in the reasonable judgment of Lessee, have a material adverse effect on the ability of Lessee to perform its obligations under this Agreement, the Lease or the other Operative Documents to which it is a party.

(s) Lessee shall not represent Lessor or any Secured Party at any time as carrying goods or passengers on an Aircraft or as being in any way connected or associated with any operation of carriage which may be undertaken by Lessee as having any operational interest in such Aircraft.

(t) Lessee shall not (i) attempt, or hold itself out as having any power, to sell, charge or otherwise encumber or dispose of an Aircraft or (except pursuant to the Operative Documents) the whole or any part of the Insurances during the Term or (ii) pledge the credit of Lessor or any Secured Party for any maintenance, service repairs, overhaul of, or modifications to, or changes or alterations in, such Aircraft, any Engine or any Part, for the fees of any airport or air navigation authority or otherwise.

(u) Lessee will ensure that its obligations under this Agreement and each of the Operative Documents to which it is or is to be a party constitute, and will constitute, its direct and unconditional general obligations and that all the same rank, and will rank, in payment at least pari passu with all its present and future unsecured and unsubordinated obligations other than obligations mandatorily preferred by Applicable Law and not by contract.

(v) Intentionally omitted.

(w) Lessee will not, without the prior written consent of Ex–Im Bank, enter into any contract, agreement or other instrument which would permit a third party to detain any Aircraft,

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any Engine or any Part to satisfy an obligation owing to such third party (other than customary maintenance and repairs contracts and agreements with aviation authorities, airports and storage facilities entered into in the ordinary course of Lessee’s business and operations).

(x) Lessee will do nothing which could reasonably be expected to result in any Aircraft or any Part being arrested, confiscated, seized, taken in execution, attached, impounded, forfeited, detained in exercise or purported exercise of any registered or possessory Lien or other claim or otherwise taken from the possession of the Lessee and if any of the aforesaid shall occur the Lessee shall forthwith inform Ex–Im Bank and the Indenture Trustee thereof and shall procure the immediate release of such Aircraft or Part so affected.

(y) Neither Lessee nor any Related Person thereof shall, for its own account or the account of Lessee or any Affiliate thereof, directly or indirectly, own any Beneficial Interest or have any other interest in any Global Note or Definitive Note.

(z) Within 20 days of written request by Ex–Im Bank, but no more frequently than once each calendar year, Ex–Im Bank may request a technical report about an Aircraft and Manuals and Technical Records in connection with such Aircraft, performed by an Approved Maintenance Facility (which may be the Lessee) in connection with the most recently completed (i) airworthiness inspection or heavy maintenance check (in the case of an Airframe), (ii) heavy maintenance visit and any shop visit (in the case of each Engine), and (iii) overhaul or reconditioning (in the case of any Part, appurtenance or system in respect of such Aircraft not covered by clause (i)). Such report shall be at Lessee’s expense and shall contain sufficient detail so as to enable Ex–Im Bank to determine Lessee’s compliance with the terms of the Lease and the general repair, condition, maintenance, overhaul and time-before-overhaul status of such Aircraft or any Part.

(aa) Lessee shall not, without the prior written consent of Ex–Im Bank, submit or consent to any registrations with the International Registry with respect to an Airframe or any Engine other than registrations expressly permitted or required by the terms of the Operative Documents.

Section 8B Account Collateral.

(a) General. On the Issuance Date for an Aircraft and for the balance of the Term related thereto, the Lessee shall direct the ACMI Lessee for such Aircraft (if any) to pay any further amounts payable under the relevant ACMI Lease into the Pledged Account; provided that, so long as no Lease Event of Default shall have occurred and be continuing, Lessee shall be entitled at any time and in its sole discretion to access or to manage any amounts paid under such ACMI Lease in accordance with the terms of such ACMI Lease and to sweep or withdraw any amounts contained in the Pledged Account.

(b) Grant of Additional Security. To secure the Secured Obligations, each of Lessor and Lessee has assigned and pledged to the Security Trustee for the benefit of the Secured Parties, a security interest in all of its respective right, title and interest in and to the Account Collateral pursuant to the Account Pledge Agreement.

(c) Remedies. If an Event of Default shall have occurred and be continuing:

(i) The Security Trustee may exercise in respect of the Account Collateral, in addition to other rights and remedies provided for herein, all the rights and remedies of a secured party upon default under the UCC.

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(ii) All cash proceeds on deposit in the Pledged Account or received by the Security Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Account Collateral may, in the discretion of the Security Trustee, be held by the Security Trustee as collateral for, and/or then or at any time thereafter applied, subject to the terms of the relevant ACMI Lease, in whole or in part by the Security Trustee for the benefit of the Secured Parties against, all or any part of the Secured Obligations in accordance with Section 9.1 of the Intercreditor Agreement.

(d) Special Release of Account Collateral. In the event that Lessor prepays the Note for an Aircraft together with all other amounts due and payable under the Indenture Documents in respect of such Aircraft in accordance with the terms of the Indenture, then, so long as no Material Default or Lease Event of Default shall have occurred and be continuing at such time (and Guarantor has provided the Security Trustee with an officer’s certificate to that effect), the Security Trustee shall, immediately following payment by Lessor of the amounts required to be paid under the Indenture Documents in connection with such prepayment, release to the Lessee the Account Collateral solely relating to such Aircraft.

Section 9. Representations, Warranties and Covenants of Lessor, Lessor Parent, the Guaranteed Lenders, the Indenture Trustee and the Security Trustee.

(a) Lessor represents and warrants as of the date hereof and as of the Issuance Date for each Aircraft, the Pricing Date and the Exchange Date (except as otherwise stated below and which representations and warranties shall survive such dates) that:

(i) It is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. It has all requisite power and authority to own and operate and dispose of its properties, to carry on its business as now conducted and to enter into and perform its obligations under each of the Operative Documents theretofore executed or to be executed by it on such date.

(ii) Neither the execution and delivery by it of this Agreement and each of the other Operative Documents theretofore executed or to be executed by it on such date nor the performance by it of its obligations hereunder or thereunder requires the consent or approval of, the giving of notice to, or the registration or filing with, or the taking of any other action in respect of, the State of Delaware except that, (A) the filing of UCC-1 financing statements against Lessor with respect to the Security Documents in the State of Delaware, (B) delivery to the Security Trustee of chattel paper original copies of the Lease and each Lease Supplement, (C) registration with the International Registry of the international interests created under the Security Agreement, and (D) delivery to the Security Trustee of the original certificate evidencing the Membership Interest.

(iii) Neither the execution and delivery of this Agreement and each of the other Operative Documents theretofore executed or to be executed by it, the performance of its

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obligations hereunder or thereunder, nor its consummation of the transactions contemplated hereby or thereby will violate any Applicable Laws or will conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of any Lien (other than Permitted Liens) or any Lessor Lien upon an Aircraft or any Lien upon any of its other property or assets, under any Applicable Laws, its certificate of formation, by laws or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it may be bound or to which any of its property or assets may be subject.

(iv) The execution, delivery and performance of the Operative Documents executed or to be executed by it on such date have been duly authorized by all necessary corporate action. This Agreement and each of the other Operative Documents theretofore executed or to be executed by it on such date constitute, or upon execution will constitute, a direct, general and unconditional obligation of it, legal, valid and binding upon it and enforceable against it in accordance with its terms except as the enforceability thereof may be limited by (1) applicable bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar laws affecting creditors’ rights generally and (2) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

(v) It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Operative Documents to which it is or will become a party on such date that any of them or any other instrument be filed, recorded, registered or enrolled in any court, public office or elsewhere in the State of Delaware, except as expressly provided herein, or that any stamp, registration or similar tax be paid in the State of Delaware on or in relation to any of the Operative Documents to which it is or will become a party on such date, and, no further action in the State of Delaware, including any filing or recording of any document, is necessary or permissible to establish and perfect Lessor’s title to and interest in, and the Security Trustee’s security interest in, an Aircraft as against Lessee and any third parties other than (A) the filing of UCC-1 financing statements against Lessor with respect to the Security Documents in the State of Delaware, (B) delivery to the Security Trustee of chattel paper original copies of the Lease and each Lease Supplement, (C) registration with the International Registry of the international interests created under the Security Agreement, and (D) delivery to the Security Trustee of the original certificate evidencing the Membership Interest.

(vi) The execution and delivery by it of this Agreement and each of the other Operative Documents theretofore executed or to be executed by it on such date and the performance by it of its obligations hereunder and thereunder do not require any approval or consent of any member, trustee or holder of any of its Indebtedness or other obligations, other than as expressly contemplated by the Operative Documents or as theretofore obtained and in full force and effect.

(vii) There are no pending or, to its knowledge, threatened investigations, suits or proceedings against it or affecting it or its properties, and it is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal.

(viii) On the Issuance Date in respect of an Aircraft, Lessor will hold its interest in such Aircraft free from any Lessor Liens.

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(ix) Other than as contemplated by the Operative Documents, Lessor has not conveyed, transferred, pledged, charged, mortgaged, or otherwise disposed of title to or any interest in an Aircraft or any Operative Document or any of its other properties or subjected such Aircraft or any Operative Document or any interest therein or any of its other properties to any Lien other than (in any case) as expressly permitted under the Operative Documents.

(x) Lessor has granted to the Security Trustee a first priority perfected security interest in the Collateral under the Security Documents to which Lessor and the Security Trustee are both parties, and Lessor agrees, for the benefit of the Security Trustee, the Indenture Trustee, the Guaranteed Lender, and Ex–Im Bank, that it has taken, and will take, no action to terminate the Lease.

(xi) Since its formation, Lessor has engaged in no business or other activity and will engage in no other business or other activities, except in respect of the transactions contemplated by the Operative Documents, and has incurred no Indebtedness and will not incur any Indebtedness other than as contemplated by the Operative Documents (which permitted Indebtedness for the avoidance of doubt includes the annual franchise fee, any required tax preparation and accounting fees, legal fees and any taxes, all of which shall be paid by Lessee as provided in Article X hereof.

(xii) Under the Applicable Laws of the State of Delaware, or any political subdivision or taxing authority thereof, except for annual franchise fees, there exists no tax, levy, deduction, charge or withholding on or in connection with the execution or delivery of the Operative Documents to which it is a party or any other document to be furnished thereunder or on any payment to be made pursuant to the Operative Documents.

(xiii) All of the membership interest of Lessor is legally owned by Lessor Parent free and clear of all Liens (other than the Lien of the Membership Interest Pledge Agreement and Lender Liens).

(xiv) Lessor is duly authorized under Applicable Law to hold Dollars to service its Indebtedness under the Operative Documents.

(xv) Each Operative Document to which Lessor is a party is in full force and effect, has not been rescinded by Lessor and is free from any breach or default on the part of Lessor.

(xvi) Lessor is located in the State of Delaware, U.S.A. for the purposes of Section 9-307 of the Uniform Commercial Code.

(xvii) Lessor has not paid or agreed to pay and covenants that it will not pay or agree to pay to any person any commission, fee or other payment in connection with the purchase or acquisition of an Aircraft (other than the Purchase Price of such Aircraft) or the establishment or operation of the Operative Documents except for (A) amounts payable to Lessor’s regular full time employees (if any) to the extent of their regular compensation, (B) amounts payable pursuant to the provisions of the Operative Documents and (C) reasonable compensation for bona fide professional, technical or other comparable services.

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(xviii) The Liens granted by Lessor in favor of the Security Trustee pursuant to the terms of each Security Document to which Lessor is a party each constitutes a valid, legal and binding first priority security interest over the Collateral therein referred having precedence over the claims of it or any other creditor of Lessor and, other than those expressly provided for hereunder or under the other Operative Documents, no other consent or approval of, giving notice to, registration with or taking any action in respect of, or by any Government Body of the State of New York, the State of Delaware, the United States of America or under the Cape Town Convention is required in order to perfect the security interest of the Security Trustee in the Collateral.

(xix) No Lessor Liens attributable to it exist.

(xx) No Event of Loss with respect to any Airframe or any Engine, nor any circumstances, act or event has occurred that, with the giving of notice or lapse of time or both would constitute such Event of Loss has occurred and is continuing.

(xxi) Lessor is not an “investment company” or a company controlled by an “investment company” within the meaning of the Investment Company Act of 1940 of the United States of America.

(xxii) Lessor is subject to civil and commercial law with respect to its obligations under this Agreement and the other Operative Documents to which it is or will become a party on such date. The making and performance by Lessor of this Agreement and such other Operative Documents to which it is or will become a party constitute private and commercial activities rather than governmental or public activities, and neither Lessor nor any of its property, assets or revenues enjoys any right of immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution, set off, execution or from any other legal process with respect to any of its obligations under this Agreement or the other Operative Documents to which it is or will become a party on such date.

(xxiii) Lessor has filed or caused to be filed all material Tax returns required to be filed, has paid or caused to be paid all Taxes shown to be due and payable thereon or on any assessment received by it, except for any nonpayment, failure to file or enquiry which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect in relation to Lessor or result in a Lien (other than a Permitted Lien) being asserted against any Aircraft, any Airframe or any Engine, and it knows of no basis for the assertion of liability against it for any material Taxes (including, without limitation, Taxes imposed other than with respect to the Operative Documents) or for any Lien for Taxes to be imposed on any Aircraft, any Airframe or any Engine.

(xxiv) The obligations of Lessor under the Operative Documents will constitute direct, general and unconditional obligations of it, and rank in right of payment at least pari passu with all present and future, unsecured and unsubordinated debt of Lessor, whether now or hereafter outstanding, subject to obligations mandatorily preferred by Applicable Law and not by contract.

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(xxv) Lessor and each of its Principals (as such term is defined in the Debarment Regulations) individually, have not within the past 3 years been (i) debarred, suspended, declared ineligible from participating in, or voluntarily excluded from participation in, a Covered Transaction (as such term is defined in the Debarment Regulations), (ii) formally proposed for debarment, with a final determination still pending, (iii) indicted, convicted or had a civil judgment rendered against it for any of the offenses listed in the Debarment Regulations or (iv) delinquent on any substantial debts owed to Ex–Im Bank or any Government Body of the United States of America as of the date hereof; and unless authorized by Ex–Im Bank, Lessor will not knowingly enter into any agreements in connection with an Aircraft with any Person that has been debarred, suspended, declared ineligible from participating in, or voluntarily excluded from participation in, a Covered Transaction. Lessor will provide immediate written notice to Ex–Im Bank, the Security Trustee, and the Indenture Trustee if at any time it learns that the representation and warranty set forth in this Section 9(a)(xxv) was erroneous when made or has become erroneous by reason of changed circumstances. (For purposes hereof, “Debarment Regulations” shall mean, collectively: (1) the Export-Import Bank’s Nonprocurement Debarment and Suspension Regulations, 2 C.F.R. Part 3513, adopting by reference, the OMB Guidelines to Agencies on Governmentwide Debarment and Suspension (Nonprocurement), 2 C.F.R. Part 180; and (2) the Debarment, Suspension, and Ineligibility provisions of the Federal Acquisition Regulation, 48 C.F.R. Subpart 9.4).

(xxvi) Lessor has, for purposes of each International Interest created (or intended to be created) in respect of the Lease and the Security Agreement, the power to dispose (as such term is used in Article 7 of the Cape Town Convention) of the applicable Aircraft Object.

(xxvii) The choice of New York law to govern this Agreement and each of the other Operative Documents stated to be governed by New York law to which Lessor is a party will be recognized and given effect by the courts of New York and the submission by it to the jurisdiction of the courts of New York is legal, valid and binding under the laws of the State of Delaware and will be enforced in any action brought before a court of competent jurisdiction in the State of Delaware. A judgment obtained against it in a court in the State of New York would, whether or not Lessor has entered an appearance in New York, be enforceable against it by the courts of Delaware, and the enforcement of any such judgment would not be contrary to the laws or public policy of the State of Delaware.

(b) Lessor further covenants and agrees for the benefit of the other parties hereto, until the Lien of the Security Documents has been released in accordance with the terms thereof and until the indefeasible payment in full of all amounts due and payable by it under this Agreement and the other Operative Documents and the performance by it of all other obligations hereunder and thereunder, that it will:

(i) (A) not (save as contemplated by the Operative Documents) create, incur, assume or suffer to exist any Lien on any of its assets or properties (other than Permitted Liens which are not Lessor Liens) and (B) promptly take such actions as may be necessary to duly discharge any such Liens or Lessor Liens at any time arising (notwithstanding any corresponding obligation of Lessee to discharge any such Liens or Lessor Liens);

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(ii) except to the extent otherwise permitted by the Operative Documents, (A) preserve and maintain its legal existence and all of its material rights, privileges and franchises, (B) maintain its corporate existence under and in compliance with all Applicable Laws, (C) conduct its business in all material respects in accordance with all Applicable Laws binding on it and its operations or assets and perform its obligations under the Operative Documents to which it is a party and (D) promptly provide Lessee, Ex–Im Bank, the Security Trustee, the Guaranteed Lenders and the Indenture Trustee with such financial and other information concerning its affairs as any of them may from time to time reasonably require in connection with the transactions contemplated by the Operative Documents;

(iii) not enter into any business or other activity other than (A) the business of purchasing and leasing an Aircraft pursuant to, and the exercise of rights and the performance of all obligations to be performed by it under, the Operative Documents or any ACMI Lease or any documents executed or to be executed by it in connection with the transactions contemplated by the Operative Documents or the sale, lease or other disposition of such Aircraft after the expiration or earlier termination of the Lease pursuant to the terms of the Operative Documents, (B) any other lawful business and activities expressly consented to in writing by Ex–Im Bank and (so long as no Event of Default has occurred and is continuing) Lessee (which business or activities shall be notified by Lessor to the Indenture Trustee), (C) paying expenses incurred in the ordinary course of the business contemplated by the Operative Documents, and (D) activities incidental to the foregoing;

(iv) not (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, within or outside the United States of America, relating to bankruptcy, insolvency, reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors; and not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above;

(v) not contract for, create, incur or assume any Indebtedness (including contingent liability therefor), grant any credit, guarantee any debts or grant any indemnity other than pursuant to the Operative Documents or (subject to the receipt of any consents required by the Operative Documents) as otherwise expressly permitted by the Operative Documents;

(vi) not enter into any contract or agreement (including any bill of sale in respect of such Aircraft) with any Person, nor create or incur, any liability to any Person, other than such contracts or liabilities, or both, as provided for or permitted or contemplated by the Operative Documents, and contracts, liabilities, ordinary operating costs and overhead expenses as have arisen or may arise in the ordinary course of carrying on business in accordance with Section 9(b)(iii);

(vii) not (A) except as permitted under Section 9(e)(iii), consolidate with or merge into any other Person or convey, transfer or lease all or any material part of its assets to any Person, whether in a single transaction or a series of transactions, except as expressly permitted by the Operative Documents; (B) issue any additional membership interests or alter

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any rights attached to its membership interests in existence at the date hereof except as required by any Applicable Laws; (C) declare or pay any capital distributions other than explicitly authorized by the Operative Documents (D) enter into any agreement with respect to the foregoing;

(viii) not (A) amend, modify, waive or grant a consent to any provision of any agreement (other than an Operative Document, the amendment, modification, waiver or grant of a consent in respect of which is governed by Section 13(g) hereof and Section 7.2 of the Intercreditor Agreement) to which it is a party without the consent of Ex–Im Bank and, so long as no Event of Default has occurred and is continuing, without the consent of Lessee or if an Event of Default has occurred and is continuing, without the consent of Lessee only if such amendment, modification, waiver or consent would modify the obligations of Lessee under the Operative Documents in any manner adverse to Lessee, (B) amend or modify any provision of its formation documents without the consent of Ex–Im Bank, the Indenture Trustee and, so long as no Event of Default has occurred and is continuing or if such amendment, modification, waiver or consent would increase the obligations of Lessee under the Operative Documents, Lessee, (C) consent to or permit any amendment, alteration, waiver, novation or substitution of any of the Operative Documents, or consent to any alteration, waiver, novation or substitution with respect to any of the Collateral, or give any approval or consent or permission or make any determination or election provided for in any Operative Document reserved to Lessor without the prior written consent of the Security Trustee (acting on the instruction of the Instructing Group, which the Instructing Group may withhold in its sole discretion) or (D) give any approval or consent or permission or make any determination or election (except for those provisions expressed to be at the direction of Lessee) under any Operative Document without the prior written consent of the Security Trustee (acting on the instruction of the Instructing Group, which the Instructing Group may withhold in its sole discretion);

(ix) perform all of its obligations under the Operative Documents;

(x) at the cost and expense of Lessee, do and perform such other and further acts and deliver such further documents and assurances as may be reasonably requested by Lessee, the Guaranteed Lenders, the Indenture Trustee, the Security Trustee or Ex–Im Bank to establish, maintain and protect the respective rights and remedies of any such party and to carry out and effect the intent and purpose of the Operative Documents; and

(xi) not, without the prior written consent of Ex–Im Bank, submit or consent to any registrations with the International Registry with respect to any Airframe or any Engine other than registrations expressly permitted or required by the terms of the Operative Documents.

(c) Lessor further covenants and agrees as follows:

(i) If Lessor fails to perform or comply with any of its agreements contained in the Operative Documents, then Ex–Im Bank, the Security Trustee or the Indenture Trustee may (but shall not be required to) itself perform or comply with such agreement;

(ii) Lessor hereby waives, to the extent permitted by Applicable Laws, its rights, if any, which it may now have or which at any time hereafter may be conferred upon it, by

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statute or otherwise (other than as specifically provided in the Operative Documents), to terminate, cancel, revoke, alter, quit or surrender this Agreement, the Lease or any other Operative Document;

(iii) In the event that Lessor shall have received from Lessee any payment (other than indemnity payments payable to Lessor for its own account) under the Lease (including, without limitation, any payment of Rent or of Insurance Proceeds in connection with an Event of Loss with respect to an Aircraft) it shall not be entitled to retain such amount but shall be deemed to have received such payment in trust and shall immediately upon receipt pay such amount to the Indenture Trustee, Ex–Im Bank or the Security Trustee, as applicable, for application in accordance with Section 9 of the Intercreditor Agreement;

(iv) Lessor shall take, or shall cause to be taken, at Lessee’s sole cost and expense, such action with respect to the execution, delivery, recording, filing, re-recording and refiling of any Security Document, the Lease, the Powers of Attorney or other instruments as is or may be necessary or desirable (in the reasonable opinion of Ex–Im Bank, the Indenture Trustee or the Guaranteed Lenders, or their respective counsel), or that the Indenture Trustee, the Guaranteed Lenders, the Security Trustee or Ex–Im Bank may from time to time request to establish, protect, preserve and/or perfect the Lien created thereby, and will furnish to the Indenture Trustee, the Guaranteed Lenders, the Security Trustee and Ex–Im Bank prompt notice of the necessity of any such action, together with such documents or instruments, in execution form, and such other information as may be required to enable the Indenture Trustee, the Guaranteed Lenders, the Security Trustee or Ex–Im Bank to take such action;

(v) Lessor shall perform, on the reasonable request of the Indenture Trustee, the Security Trustee or Ex–Im Bank, such further acts as may be necessary to carry out the intent of this Agreement or any Operative Document;

(vi) Lessor shall take, or cause to be taken, at Lessee’s sole cost and expense, such action with respect to the Membership Interest Pledge Agreement as is or may be necessary (in the reasonable opinion of Ex–Im Bank or the Indenture Trustee or their respective counsel), or that the Indenture Trustee, the Security Trustee or Ex–Im Bank may from time to time reasonably request to establish, protect, preserve and/or perfect the Lien created by the Membership Interest Pledge Agreement and will furnish to the Indenture Trustee, the Security Trustee and Ex–Im Bank prompt notice of the necessity of any such action, together with such documents or instruments, in execution form, and such other information as may be required to enable the Indenture Trustee, the Security Trustee or Ex–Im Bank to take such action;

(vii) Lessor shall ensure that any and all Collateral which is hereafter acquired by Lessor shall, ipso facto, and without any further conveyance, assignment or act on the part of Lessor, Ex–Im Bank, the Indenture Trustee, the Security Trustee or any Guaranteed Lender, become and be subject to the Lien of the relevant Security Document, as fully and completely as though specifically described therein;

(viii) Lessor shall comply with any request or instruction from Lessee directing Lessor to make any prepayment or redemption under the Indenture and the parties hereto agree that any action permitted to be taken by Lessee on behalf of Lessor under the Indenture in respect of the foregoing shall be deemed acts of Lessor;

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(ix) Lessor shall not sell, transfer, assign, lease or otherwise dispose of (other than as expressly permitted by the Operative Documents) its interest in an Aircraft, the Lease or any other item of Collateral, or any portion thereof, other than in accordance with the final and indefeasible payment in full of all Secured Obligations, or as otherwise required by this Agreement; and

(x) Lessor shall not issue any deregistration power of attorney or similar instrument with respect to an Airframe to any person, or permit any such instrument to be filed or recorded with the FAA (other than as contemplated in the Operation Document).

(d) Lessor Parent represents and warrants to each party hereto as of the date hereof and as of the Issuance Date for each Aircraft, the Pricing Date and the Exchange Date (which representations and warranties are made in its individual capacity and shall survive such dates), that:

(i) It is a statutory trust duly formed and validly existing under the laws of the State of Delaware and has the requisite power and authority to enter into the Operative Documents to which it is or will become a party and to perform its obligations thereunder;

(ii) Neither the execution and delivery of this Agreement and each of the other Operative Documents theretofore executed or to be executed by it, the performance of its obligations hereunder or thereunder, nor its consummation of the transactions contemplated hereby or thereby will violate any Applicable Laws of the State of Delaware or will conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of any Lien (other than Permitted Liens) or any Lessor Lien upon an Aircraft or any Lien upon any of its other property or assets, under any Applicable Laws of the State of Delaware, its constituent documents or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it may be bound or to which any of its property or assets may be subject;

(iii) The execution, delivery and performance of the Operative Documents executed or to be executed by it on such date have been duly authorized by all necessary corporate action. This Agreement and each of the other Operative Documents theretofore executed or to be executed by it on such date constitute, or upon execution will constitute, a direct, general and unconditional obligation of it, legal, valid and binding upon it and enforceable against it in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

(iv) It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Operative Documents to which it is or will become a party on such date that any of them or any other instrument be filed, recorded, registered or enrolled in any court, public office or elsewhere in its jurisdiction of incorporation except for the filing of

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UCC-1 financing statements (and continuations thereof) in respect of the security interests created by the Operative Documents (to which the Trust is a Party) in the State of Delaware, and the delivery to the Security Trustee of the original certificate evidencing the Membership Interest, or that any stamp, registration or similar tax be paid in its jurisdiction of incorporation on or in relation to any of the Operative Documents to which it is or will become a party on such date;

(v) The execution and delivery by it of this Agreement and each of the other Operative Documents theretofore executed or to be executed by it on such date and the performance by it of its obligations hereunder or thereunder do not require any approval or consent of any member or stockholder, as applicable, trustee or holder of any of its Indebtedness or other obligations, other than as expressly contemplated by the Operative Documents or as theretofore obtained and in full force and effect;

(vi) It has not permitted Lessor to enter into any agreement, indenture, mortgage, pledge or other transaction except as provided in or contemplated by the Operative Documents; and

(vii) Lessor has not engaged in any business other than as contemplated by the Operative Documents.

(e) Lessor Parent covenants and agrees with the other parties hereto on and after the date hereof until all of the Secured Obligations have been fully paid and performed in full, that it will:

(i) take all action within its power, and shall not omit to take any action, to cause Lessor to comply with its covenants, agreements and undertakings set forth herein and in the other Operative Documents to which Lessor is or will become a party and not cause or permit any action which would cause Lessor to be in violation of its covenants set forth in Section 9(b)(iv) and (vii);

(ii) not enter into any business or other activity other than the business of owning or holding the Membership Interest of Lessor and the carrying out of the transactions contemplated hereby or by the other Operative Documents or amend or modify any agreement to which it is a party in relation thereto without the consent of Ex–Im Bank and (so long as no Event of Default has occurred and is continuing unless such amendment would increase the obligations of Lessee under the Operative Documents) Lessee; provided, that the consent of Lessee shall not be required for any actions relating to the Lessor’s exercise of remedies under the Lease;

(iii) in the event of any change in Applicable Laws by Lessor’s jurisdiction of formation after the date of this Agreement that materially restricts Lessor’s ability to perform any of its material obligations hereunder or under the other Operative Documents to which it is or will become a party or results in Lessor incurring any material cost, liability or expense which it would otherwise not have incurred in the absence of such change in Applicable Laws, Lessor Parent shall (upon the request of Lessee (but only in the absence of a Lease Event of Default) or Ex–Im Bank or the Guaranteed Lender and at the sole cost and expense of Lessee, including the

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Lessor Parent’s legal expenses in connection therewith) use its best efforts to (A) authorize Lessor to apply to be continued in a country or jurisdiction outside Lessor’s jurisdiction of formation and to be discontinued under the laws of Lessor’s jurisdiction of formation or form a successor of Lessor in the State of Delaware that shall be able to perform all of the obligations of Lessor under the Operative Documents to which it is or will become a party and (B) cause Lessor either to continue into such other jurisdiction or to merge or consolidate with such successor or to transfer all of its assets to such successor. Lessor Parent shall give Lessee, the Indenture Trustee and Ex–Im Bank prior written notice of any material proposed change in the Applicable Laws of the State of Delaware, continuation, merger, consolidation or transfer under this clause (iii), together with proposed forms of documents for such continuation or for incorporation of the successor and the merger, consolidation or transfer. Lessor shall deliver to Lessee, the Indenture Trustee and Ex–Im Bank such certificates, opinions and other documents as any of them may reasonably request in connection with such continuation, merger, consolidation or transfer all at the sole cost and expense of Lessee. No party hereto shall unreasonably withhold or delay any consent or approval in connection with such merger, consolidation or transfer;

(iv) perform its obligations under the Declaration of Trust and the Membership Interest Pledge Agreement; and

(v) not permit Lessor to enter into any agreement, indenture, mortgage, pledge or other transaction except as provided in the Operative Documents.

(f) The Security Trustee represents and warrants to each party hereto as of the date hereof and as of the Issuance Date for each Aircraft, the Pricing Date and the Exchange Date (which representations and warranties are made in its individual capacity and shall survive such dates) that:

(i) it is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the requisite power and authority to enter into and perform its obligations under the Operative Documents to which it is or will become a party and to carry out the transactions contemplated thereby;

(ii) it has duly authorized, executed and delivered the Operative Documents to which it is or will become a party and each of such Operative Documents constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

(iii) the execution, delivery and performance by it of the Operative Documents to which it is or will become a party have been duly authorized by all necessary action on its part, do not require any approval of its stockholders or consent of any trustee or holder of its indebtedness or other obligations and are not in violation of its charter, by-laws or similar instrument or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound or to which any of its property or assets may be subject or of

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any constitutional provision, law, ordinance, decree or regulation of the United States of America or the State of Utah, or any agency, department or instrumentality of either thereof governing its banking and trust powers in effect at the time of execution and delivery of such Operative Documents, and binding on it and will not result in a Lien upon any of the Collateral except as contemplated by the Operative Documents; and

(iv) neither the execution and delivery by it of any of the Operative Documents to which it is or will become a party nor the consummation by it of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, or the registration or filing with, or the taking of any other action in respect of, any Government Body of the United States of America or State of Utah governing its banking and trust powers.

(g) The Security Trustee covenants and agrees not to consent to or permit any amendment, alteration, waiver, novation or substitution of any of the Operative Documents, or consent to any alteration, waiver, novation or substitution with respect to any of the Collateral, or give any approval or consent or permission or make any determination or election provided for in any Operative Document, except as expressly permitted by the Operative Documents.

(h) Wilmington, in its capacity as the Trustee (with respect to representations and warranties relating to it) and as the Indenture Trustee (with respect to representations and warranties relating to it), represents and warrants to each party hereto as of the date hereof and as of the Issuance Date for each Aircraft, the Pricing Date and the Exchange Date (which representations and warranties are made in its individual capacity and shall survive such dates) that:

(i) it, in its individual capacity, is a trust company duly organized, validly existing and in good standing under the laws of the State of Delaware, and it has the full power, authority and legal right to enter into the Operative Documents to which it is or will become a party, to perform its obligations under each of the Operative Documents to which it or the Trust is or will be a party, and to carry out the transactions contemplated thereby;

(ii) it has duly authorized, executed and delivered the Operative Documents to which it is or will become a party and the Declaration of Trust, and each of such Operative Documents to which it or the Trust is or will be a party and the Declaration of Trust constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

(iii) the execution, delivery and performance by it of the Operative Documents to which it is or will become a party have been duly authorized by all necessary action on its part, do not require any approval of or consent of any trustee or holder of its indebtedness or other obligations and are not in violation of its articles of association, by-laws or similar instrument or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound or to which any of its property or assets may be subject or of any constitutional provision, law, ordinance, decree or regulation of the United States of America

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or the State of Delaware, or any agency, department or instrumentality of either thereof governing its banking and trust powers in effect at the time of execution and delivery of such Operative Documents, and binding on it and will not result in a Lien upon any of the Collateral except as contemplated by the Operative Documents;

(iv) neither the execution and delivery by it of any of the Operative Documents to which it is or will become a party nor the consummation by it of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, or the registration or filing with, or the taking of any other action in respect of, any Government Body of the United States of America or State of Delaware governing its banking and trust powers;

(v) as of the Issuance Date for each Aircraft, the Trust Estate shall be free of any Liens attributable to the Trustee; and

(vi) there are no pending or threatened actions or proceedings against the Trustee before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Trustee to perform its obligations under the Declaration of Trust, or the other Operative Documents to which it is or will be a party.

(i) No Guaranteed Lender will transfer a Bank Note or interest therein in violation of the Securities Act or applicable state or foreign securities law; provided, that the foregoing shall not be deemed to impose on such Guaranteed Lender any responsibility with respect to any such offer, sale or solicitation by any other party hereto. Each of the Guaranteed Lenders and the Lessor Parent represents and warrants to each other party hereto that such party is purchasing the Interest to be acquired by it (x) if it is a commercial bank, in the ordinary course of its commercial banking business or (y) otherwise, for its account for investment and with no present intention of distributing or reselling such Interest or any part thereof, but without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of such Interest in compliance with the applicable securities laws of any applicable jurisdiction and the terms of the Operative Documents. Notwithstanding the foregoing and anything else to the contrary herein, each of the Lessor Parent and the Guaranteed Lenders agrees that it will not assign, offer, sell, participate, sub-participate or otherwise transfer a Bank Note (or interest therein) in violation of the restrictions set forth in the Indenture and in such Bank Note. Each of the Guaranteed Lenders, the Indenture Trustee and the Lessor Parent further represents and warrants to Lessee and Ex–Im Bank that either (x) no part of the funds to be used by it to purchase or fund, as the case may be, its Interest, or in the case of Lessor, an Aircraft, in connection with the transactions contemplated hereby constitutes plan assets of an employee benefit plan in relation to itself or its Affiliates which is subject to the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and/or subject to Section 4975 of the United States Internal Revenue Code of 1986, as amended (the “Code”) or (y) the transfer, and subsequent holding, of such Interest shall not involve or give rise to a transaction that constitutes a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Code involving the Lessor Parent, the Issuer, the Lessee, any Guaranteed Lender or any proposed transferee (other than a transaction that is exempted from the prohibitions of such sections by applicable provisions of ERISA or the Code or administrative exemptions or regulations issued thereunder). Each of the Guaranteed Lenders, the Indenture Trustee and Lessor Parent further covenants that (notwithstanding anything herein or in any other Operative Document to the

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contrary) each such party will not transfer its Interest to any transferee thereof, unless such transferee makes the representation and warranty contained in the previous sentence of this Section 9(i) and the covenant contained in this sentence and agrees to be bound by all of the other provisions hereof and of all the other Operative Documents applicable to the Guaranteed Lenders, the Indenture Trustee and the Lessor Parent. As used in this Section, the term “plan asset” shall have the meaning assigned to such term under ERISA and the regulations promulgated thereunder.

(j) The Indenture Trustee, for itself and on behalf of the Noteholders, the Guaranteed Lenders, the Security Trustee and Ex–Im Bank agree to apply all payments of Rent, Insurance Proceeds, Requisition Compensation and all other amounts received under the Operative Documents from Lessee in the manner and in the order of priorities set forth in the Operative Documents.

(k) Each of the Guaranteed Lenders represents and warrants to each of the other parties hereto as of the date hereof and the Issuance Date for each Aircraft (which representations and warranties shall survive such date):

(i) it is a bank or financial institution duly organized and validly existing under the laws of its jurisdiction of incorporation and has the required power and authority to enter into and perform its obligations under the Operative Documents to which it is or will become a party and to carry out the transactions contemplated thereby;

(ii) it has duly authorized, executed and delivered the Operative Documents to which it is or will become a party and each of such Operative Documents constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and

(iii) the execution, delivery and performance by it of the Operative Documents to which it is or will become a party have been duly authorized by all necessary action on its part, do not require any approval of its stockholders or consent of any trustee or holder of its indebtedness or other obligations and are not in violation of its charter, by-laws or similar instrument or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound or to which any of its property or assets may be subject and will not result in a Lien upon any of the Collateral except as contemplated by the Operative Documents.

(l) EXCEPT FOR THE FOREGOING REPRESENTATIONS AND WARRANTIES IN THIS PARTICIPATION AGREEMENT AND ANY OTHER REPRESENTATIONS EXPRESSLY MADE BY ANY PARTY HERETO IN ANY OTHER OPERATIVE DOCUMENT, NONE OF LESSOR, LESSOR PARENT, THE TRUSTEE, LESSEE, EACH GUARANTEED LENDER, EACH NOTEHOLDER, THE INDENTURE TRUSTEE, EX–IM BANK OR THE SECURITY TRUSTEE MAKES OR SHALL BE DEEMED TO HAVE MADE OR TO MAKE ANY WARRANTIES, REPRESENTATIONS OR GUARANTEE OF

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ANY KIND, INCLUDING BUT NOT LIMITED TO (I) THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, COMPLIANCE WITH SPECIFICATIONS, OPERATION OF, OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN, OR TITLE TO, OR ANY DEFECT IN, AN AIRCRAFT, ANY AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING DELIVERED, LEASED, SOLD OR TRANSFERRED UNDER THE OPERATIVE DOCUMENTS, (II) ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, AGAINST INFRINGEMENT OR THE LIKE, OR ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (III) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT WITH RESPECT TO SUCH AIRCRAFT, ANY AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING DELIVERED, LEASED, SOLD OR TRANSFERRED UNDER THE OPERATIVE DOCUMENTS, WHETHER OR NOT IN STRICT OR ABSOLUTE LIABILITY OR ARISING FROM THE NEGLIGENCE OF LESSOR, LESSOR PARENT, THE TRUSTEE, EACH GUARANTEED LENDER, EACH NOTEHOLDER, LESSEE, THE INDENTURE TRUSTEE, THE SECURITY TRUSTEE OR EX–IM BANK, ACTUAL OR IMPUTED OR (IV) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF, OR DAMAGE TO, SUCH AIRCRAFT, ANY AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING, FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NONE OF EX–IM BANK, THE INDENTURE TRUSTEE, LESSOR PARENT, THE TRUSTEE, ANY GUARANTEED LENDER, ANY NOTEHOLDER OR THE SECURITY TRUSTEE SHALL BE LIABLE OR OTHERWISE RESPONSIBLE IN ANY MANNER FOR ANY REPRESENTATION OR WARRANTY MADE BY LESSOR OR LESSEE (EXCEPT, IN THE CASE OF LESSOR PARENT, AS EXPRESSLY PROVIDED IN THE OPERATIVE DOCUMENTS).

(m) Each of the Guaranteed Lenders (so long as a Bank Note in respect of an Aircraft remains Outstanding) and the Indenture Trustee, for itself and on behalf of the Noteholders, hereby covenants with Ex–Im Bank, from the date hereof until the Lien of the Security Agreement over such Aircraft is required to be released by the Security Trustee and Ex–Im Bank, to consent to the de-registration of such Aircraft from the aircraft registry in the Government of Registry upon the prior written request of the Instructing Group.

Section 10. Indemnities and Taxes.

(a) Claims Defined. “Claims” shall mean any and all harm, liabilities (including any liability in tort), losses, damages, obligations, expenses, disbursements, penalties, costs, fees, actions, suits or Taxes of whatsoever kind and nature (and including reasonable legal fees and expenses) that may be imposed on, incurred by, suffered by, or asserted against an Indemnified Person, any Aircraft, any Airframe, any Engine or any part thereof or any interest therein under or in connection with any of the Operative Documents and, except as otherwise expressly provided in this Section 10, shall include amounts (other than principal of and interest on the Note) payable by Lessor pursuant to the Indenture Documents. A “Non-Tax Claim” shall mean any Claim other than a Claim for Taxes.

(b) Indemnified Person Defined and Non-applicability. “Indemnified Person” means the Trust Estate, Ex–Im Bank, each Guaranteed Lender, Lessor, Trustee, Lessor Parent,

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Wells Fargo, or the Security Trustee, and their respective successors, permitted assigns, transferees, Affiliates, directors, officers, employees, shareholders (including corporate shareholders), servants, attorneys-in-fact and agents. In respect of any Indemnified Person, any of its Affiliates, directors, officers, employees, members, shareholders (including corporate shareholders), servants, attorneys-in-fact and agents is referred to herein as such Indemnified Person’s “Related Indemnitees”.

(c) Claims Indemnified. Subject to the exclusions stated in subsection (d) below, Lessee agrees on demand therefor (subject to subsection (k) below) to indemnify, defend and hold harmless each Indemnified Person (save for the Guaranteed Lenders with respect to any Claims in any way relating to, based on, measured by, or arising out of Section 10(c)(6) below, and without duplication of any indemnity due under the Issuer Indemnity Agreement) on an After-Tax Basis against Claims (including Non-Tax Claims based on negligence, warranty, absolute, strict or product liability and any other theory of liability and Claims for Taxes) imposed on, incurred by or asserted against any Indemnified Person, any Aircraft, any Airframe, any Engine or any Part (including, with respect to a Claim for Taxes, any part of any Aircraft, any Airframe or any Engine) in any way relating to, based on, measured by or arising out of (1) any Operative Document or any property of Lessor (including any Aircraft or any Engine) or any action or inaction of Lessee, Lessor, any sublessee, the Manufacturer, the Engine Manufacturer or any other supplier or seller in connection herewith or therewith or any user or person in possession of any Aircraft, any Airframe, any Engine or any Part, or in any way relating to or arising out of: the manufacture of any Aircraft, any Airframe, or any Engine or any Part thereof, the purchase, acceptance or rejection of any Aircraft, any Airframe, any Engine, the ownership, delivery, nondelivery, lease, sublease, wet lease, possession, use, presence, assembly, installation, repossession, abandonment, replacement, storage, importation, exportation, registration, amendment to or transfer of registration, deregistration, modification, refurbishment, removal, transfer, overhaul, disposal, insurance, design, mortgaging, servicing, alteration, amendment to or transfer of title, transport operation, repair, testing, maintenance, condition, sale, return or other disposition of any Aircraft, any Airframe, any Engine or any Part thereof (including all costs incurred in making it ready for sale or other disposition and including without limitation latent and other defects, whether or not discoverable by Lessor or Lessee, and any claim for patent, trademark or copyright infringement) or the creation, existence or otherwise with respect to the Collateral and the Trust Estate, (2) the rentals, receipts, income, earnings or gains arising from any Aircraft, any Airframe, any Engine or any Part thereof (including, but not limited to, rentals or other amounts payable under the Lease, the Indenture Documents and the other Operative Documents), (3) any payment made pursuant to any Operative Document (including, without limitation, amounts payable under a Note or the Issuer Indemnity Agreement or on or with respect to a Note or the Purchase Agreement (whether on, after, or prior to the Delivery Date for an Aircraft)), (4) the execution, delivery, registration, recording, performance, or enforcement of any Operative Document or any other document executed and delivered by Lessee, Lessor or Trustee in connection with or relating to the Operative Documents (including, without limitation, in connection with the occurrence and continuance of any Default or Event of Default or with the recovery of possession of such Aircraft while any Event of Default is continuing or the carrying out of any work or inspections required for seeing that the condition of such Aircraft complies with that specified in the Lease), (5) circumstances otherwise with respect to or in connection with the transactions contemplated by the Operative Documents (including in preventing or attempting to prevent the arrest, confiscation, seizure, taking in execution or

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impounding or detention of such Aircraft) or (6) the offer, sale and delivery of the Note or successor debt obligations of the Issuer, the Lessee or any Affiliate thereof issued in connection with the refunding or refinancing thereof or any interest therein or represented thereby or in any way relating to or arising out of the offer or sale of any interest in the Collateral or any similar interest arising out of the Indenture and the Collateral (including, without limitation, any claim arising out of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other Federal or state statute, law or regulation, or at common law or otherwise relating to securities (collectively “Securities Liabilities”)) (the indemnity provided in this clause (6) to extend also to any Person who controls an Indemnified Person, its successors, assigns, employees, directors, officers, servants and agents within the meaning of Section 15 of the Securities Act of 1933, as amended. Lessee shall be obligated under this Section 10 whether or not any Indemnified Person is indemnified or insured against any Claim by any other Person under any other document. Notwithstanding anything to the contrary herein contained, any Indemnified Person may proceed directly and in its own name against Lessee or any guarantor of all or any of Lessee’s obligations with respect to the indemnities set forth in the first sentence of this Section 10(c), without first resorting to any other rights of indemnification.

(d) Claims Excluded. With respect to any Indemnified Person, the following are excluded from Lessee’s agreement to indemnify under this Section 10:

(i) any Non-Tax Claim incurred by, or imposed on, the Indemnified Person (other than Ex–Im Bank or a Related Indemnitee of Ex–Im Bank) to the extent it would not have been imposed if such Indemnified Person or a Related Indemnitee (other than a Related Indemnitee of Ex–Im Bank) had not engaged in transactions unrelated to those contemplated by this Agreement or any other Operative Document;

(ii) with respect to any particular Indemnified Person, any Claim to the extent caused by the gross negligence, willful misconduct or fraud of such Indemnified Person or a Related Indemnitee (other than a Related Indemnitee of Ex–Im Bank) (other than as may be imputed to such Indemnified Person as a result of its participation in the transactions contemplated by the Operative Documents);

(iii) with respect to any particular Indemnified Person (other than Ex–Im Bank), any Claim to the extent arising as a result of the breach or non-compliance with any of the terms of, or any misrepresentation contained in, this Agreement or any other Operative Document or any agreement relating hereto or thereto by which such Indemnified Person or a Related Indemnitee is expressly bound, by such Indemnified Person or a Related Indemnitee (including the imposition against such Indemnified Person or a Related Indemnitee of any Lessor Lien or Lender Lien);

(iv) any Claim to the extent attributable to acts, omissions or events occurring with respect to the period after full and final compliance by Lessee with all of the terms of the Lease and performance by Lessee of all of its obligations hereunder and under the Lease and, in the case of any Lender, any other Operative Document;

(v) any Claim for Taxes incurred by, or imposed on, an Indemnified Person (other than Ex–Im Bank and any holder of a Note subsequent to Ex–Im Bank) to the extent it

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results from any sale, assignment (except for any assignment under and in compliance with the Security Documents), transfer, participation or other disposition (whether voluntary or involuntary) by such Indemnified Person or a Related Indemnitee of any interest of any such Person in the Note, any Aircraft, any Airframe, any Engine, any Part, Lessor or any other Indemnified Person or in the Operative Documents other than any sale, assignment, transfer, participation or disposition (A) in connection with an exercise of remedies during the continuance of an Event of Default under the Lease or the Indenture; (B) at any time following the termination of the Lease or acceleration of the Note pursuant to the Indenture; (C) in connection with the termination of the Lease at the discretion of Lessee; (D) in connection with the exercise by any such Indemnified Person of its rights or remedies under any Operative Document; (E) that occurs upon the request of Lessee; or (F) that occurs pursuant to Section 7, 8 or 9 of the Lease; provided, however, that this clause (v) shall only apply to a sale, assignment, transfer, participation or other disposition of the Note, or any part thereof, to the extent that the Tax for which an indemnity is being claimed existed as of the date hereof;

(vi) any Claim for Taxes imposed against or payable by an Indemnified Person by any jurisdiction or taxing authority thereof as a result of a failure by such Indemnified Person or a Related Indemnitee (other than a Related Indemnitee of Ex–Im Bank) to comply with any certification or other procedure as required by the law of the jurisdiction imposing the Tax as a precondition to any exemption from, or reduction of, such Tax to which such Indemnified Person would be entitled, so long as (A) the Indemnified Person would have been able to comply with such requirement, (B) such procedure or compliance therewith would not expose such Indemnified Person to any cost or risk of materially adverse consequences, and (C) Lessee provides to the Indemnified Person written notice of the relevant Tax and of the relevant certification or procedure in sufficient time and assistance to allow the Indemnified Person to timely comply with such certification or procedure;

(vii) with respect to any particular Indemnified Person (other than Ex–Im Bank or a Related Indemnitee of Ex–Im Bank), any Claim for Taxes (not including sales, use, rental, ad valorem, license, property, stamp, or value added Taxes) imposed on the overall net income, net profits, net receipts or net gains of any Indemnified Person by the jurisdiction in which it is incorporated or maintains its principal place of business or in any jurisdiction in which it conducts business from time to time (other than a jurisdiction in which it is deemed to conduct business as a result of the transactions contemplated by the Operative Documents or a jurisdiction in which it would not be subject to a Tax of such type but for the location, registration or use of an Aircraft in such jurisdiction, payment by Lessee or Lessor from such jurisdiction or the activities or place of incorporation of Lessee, Lessor or Lessor Parent in such jurisdiction);

(viii) except in the case of an Indemnified Person that was an Indemnified Person on the Issuance Date for each Aircraft (an “Original Indemnified Person”), any Claim for Taxes imposed on an Indemnified Person (other than Ex–Im Bank or any holder of a Note subsequent to Ex–Im Bank) to the extent that such Taxes exceed the Taxes that would have been imposed on the Original Indemnified Person through or from whom it (directly or indirectly) obtained its Interest (except in respect of an Indemnified Person that acquired its Interest pursuant to a transfer occurring at the request of Lessee or during the occurrence of an Event of Default pursuant to the exercise of remedies); provided, however, that this clause (viii) shall only apply to Taxes imposed under Applicable Laws as in effect on the date such Indemnified Person acquired its interest hereunder;

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(ix) any Claim for Taxes imposed against or payable by an Indemnified Person (other than Ex–Im Bank or any holder of a Note subsequent to Ex–Im Bank) to the extent such Taxes result from the situs of organization, any place of business or the activities of such Indemnified Person in the jurisdiction imposing the Tax (unless such place of business or activity results from the operation, presence or registration of an Aircraft or any Engine) or other presence of Lessee or Lessor therein or the exercise by such Indemnified Person of any of its rights or remedies under any Operative Document or the receipt of any payment under any Operative Document;

(x) any Claim for interest, penalties or additions to Tax imposed against or payable by an Indemnified Person that result from the failure of such Indemnified Person to file any return properly and timely unless such failure is caused by the failure of Lessee to provide to such Indemnified Person any information reasonably requested by such Indemnified Person that is available to Lessee and required to file properly and timely such return or the failure of Lessee to perform its obligations under Section 10(j), (n) or (q) hereof or such failure is caused by the failure of Lessee to notify such Indemnified Person of such requirement and the information necessary to fulfill such requirement, known to Lessee, and in each case Lessee believes such Indemnified Person would not otherwise be aware of such requirement or be in possession of such information;

(xi) any Claim for Taxes that are being contested in accordance with the provisions of Section 10(i) during the pendency of such contest, except to the extent required to be paid or advanced by Lessee pursuant to Section 10(i) hereof;

(xii) any Claim for Taxes imposed against or payable by an Indemnified Person attributable to the failure of such Indemnified Person to take timely action in contesting such Claim if required to take such action pursuant to Section 10(i) hereof, but only if such failure actually or effectively precludes a contest of the relevant Taxes; or

(xiii) any Claim for Taxes included in Transaction Costs (but only to the extent such Transaction Costs are reimbursed under Section 12 hereof on an After-Tax Basis).

(e) Insured Claims. In the case of any Claim indemnified by Lessee hereunder that is covered by a policy of insurance maintained pursuant to Section 10 of the Lease, each Indemnified Person agrees at Lessee’s expense to cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may reasonably be required to retain the benefits of such insurance with respect to such Claim, so long as no such cooperation shall entail (A) a material risk of unindemnified civil liability or the sale, loss, forfeiture or seizure of the Collateral or (B) a risk of any criminal liability.

(f) Procedure for Non-Tax Claims. An Indemnified Person shall give prompt notice of the existence of any circumstance that, in its reasonable opinion, is likely to give rise to a Non-Tax Claim and shall promptly (and in no event later than sixty-five (65) days after it becomes aware of such a Claim) notify Lessee of any Non-Tax Claim as to which

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indemnification is sought (provided that failure to give such notice shall not affect Lessee’s indemnity obligations hereunder except to the extent Lessee is precluded or prejudiced thereby). An Indemnified Person (other than Ex–Im Bank) asserting any Non-Tax Claim arising under any Operative Document shall, at no cost to itself, exercise all rights reasonably available to it under the terms thereof to mitigate such Non-Tax Claim, and shall advise Lessee, at Lessee’s request, of the status of such action. The following provisions of this Section 10(f) shall not apply to Non-Tax Claims in respect of amounts payable by Lessor under any Operative Document other than pursuant to this Section 10. Subject to the rights of insurers under policies of insurance maintained pursuant to Section 10 of the Lease, Lessee shall have the right to investigate, and the right in its sole discretion to defend or compromise in good faith in a commercially reasonable manner and with counsel reasonably satisfactory to the relevant Indemnified Person, any Non-Tax Claim for which indemnification is sought under this Section 10, and such Indemnified Person shall cooperate with all reasonable requests of Lessee in connection therewith; provided, that to the extent that other claims related or unrelated to the transactions contemplated hereby are part of the same proceeding involving such Non-Tax Claim, Lessee may assume responsibility for the control of such Non-Tax Claim (except for any Non-Tax Claim against Ex–Im Bank involving a Claim for criminal liability, any violation of law or (unless Lessee assures to Ex–Im Bank’s satisfaction payment thereof or for which an adequate bond has been posted in respect thereof) any material civil liabilities) to the extent that the same may be and is severed from such other claims (and each Indemnified Person (other than Ex–Im Bank in the circumstances described in the last sentence of this Section 10(f)) shall use its reasonable efforts to obtain such severance) and, if not severable, Lessee may assume joint control thereof with such Indemnified Person; provided, further, that no such Non-Tax Claim shall be compromised on a basis that admits any criminal violation, negligence, willful misconduct or other liability on the part of such Indemnified Person without such Indemnified Person’s express consent (except that Lessee may not so compromise a Non-Tax Claim against Ex–Im Bank that admits (in addition to the foregoing) any violation of law or (unless Lessee at the time of such compromise pays or assures (to Ex–Im Bank’s satisfaction) payment of such claim in full) any material civil penalties). Where Lessee or the insurers under a policy of insurance maintained by Lessee undertake (whether solely or jointly with an Indemnified Person) the control of a severed Non-Tax Claim (with counsel reasonably satisfactory to such Indemnified Person and without reservation of rights against such Indemnified Person) pursuant to this Section 10(f), no additional legal fees or expenses of such Indemnified Person in connection with the defense of such Non-Tax Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of Lessee or such insurers or where any conflict of interest may exist between Lessee or its insurers and such Indemnified Person. Subject to the requirements of any policy of insurance, an Indemnified Person may participate at its own expense in any judicial proceeding controlled by Lessee pursuant to the preceding provisions and such participation shall not constitute a waiver of the indemnification provided in this Section 10. Nothing contained in this Section 10(f) shall be deemed to require an Indemnified Person to contest any Non-Tax Claim or to assume responsibility for or control of any judicial proceeding with respect thereto. Notwithstanding the foregoing, upon Ex–Im Bank’s written notice to Lessee and the Indenture Trustee that Ex–Im Bank cannot permit Lessee to assume the defense or joint control of the defense of any Claim as a matter of Applicable Law or stated policy of Ex–Im Bank, Ex–Im Bank shall assume the defense of such Claim, at the sole cost and expense of Lessee.

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(g) Subrogation. To the extent that a Non-Tax Claim indemnified by Lessee under this Section 10 is in fact paid in full by Lessee or any insurer under a policy of insurance maintained by Lessee pursuant to Section 10 of the Lease, or both, Lessee or such insurer, or both, as the case may be, shall, to the extent permitted by Applicable Laws or, in the case of Ex–Im Bank, its stated policy, be subrogated to the rights and remedies of the Indemnified Person (other than under insurance policies independently maintained and available to such Indemnified Person) on whose behalf such Non-Tax Claim was paid with respect to the transaction or event giving rise to such Non-Tax Claim. Should an Indemnified Person receive any cash refund, in whole or in part, with respect to any Non-Tax Claim fully paid by Lessee hereunder, it shall, so long as no Material Default or Event of Default shall have occurred and be continuing, promptly pay, subject to deduction of any Taxes levied, imposed, asserted or required to be deducted from such amount, the amount refunded (but not an amount in excess of the amount paid (plus the amount, if any, of any interest received by the Indemnified Person with such refund) to such Indemnified Person in respect of such Non-Tax Claim) over to Lessee. Notwithstanding the foregoing provisions of this Section 10(g), no such subrogation shall be permitted if it interferes with such Indemnified Person’s ability to enjoy its rights under the Operative Documents.

(h) Calculation of Indemnity Payments in Respect of Claims. Any payment which Lessee shall be required to make to or for the account of any Indemnified Person with respect to any Claim which is subject to indemnification under this Section 10 shall be made on a net After-Tax Basis, taking into account all Taxes (without regard to the exclusions set forth in Section 10(d)), (other than clauses (ii), (iii), (iv), (viii) and (x) thereof) required to be paid by the Indemnified Person as a result of such payment, provided that such Indemnified Person shall provide such certificates or information reasonably requested by Lessee to minimize the amount of any such Claim which such Indemnified Person is qualified to submit.

(i) Contest of Claim for Tax. If a Claim shall be made for any Tax (including Withholding Taxes) for which Lessee is obligated to indemnity against pursuant to this Section 10, Lessee shall be entitled to contest the imposition of such Tax and withhold payment during pendency of such contest, but only if such contest (1) is made in good faith by appropriate proceedings that do not involve any substantial risk of the sale, seizure, forfeiture or loss of any Collateral or title thereto, interest therein or use thereof, and in the case of such proceedings so long as adequate reserves are maintained in respect of such Taxes in accordance with generally accepted accounting principles, (2) is permitted by Applicable Laws (it being also understood that Lessee shall in no event be allowed to withhold payment of any Withholding Tax), (3) does not involve any risk of criminal or material risk of unindemnified civil penalties against the relevant Indemnified Person and (4) does not involve, in the reasonable commercial discretion of the relevant Indemnified Person, any material prejudice to the business, operations or commercial financial standing of such Indemnified Person or any Related Indemnitee. Unless otherwise required by law or unless the contest shall involve a claim for Taxes not indemnified against by Lessee, any such contest shall be conducted by and in the name of Lessee (unless Ex–Im Bank is the Indemnified Person); provided that Lessee shall have acknowledged and agreed in writing, in form and substance satisfactory to such Indemnified Person, Lessee’s liability for such Taxes (if and to the extent Lessee does not prevail in such contest). If a written Claim shall be made against and received by any Indemnified Person for any Tax for which Lessee is obligated to indemnify pursuant to this Section 10, such Indemnified Person shall notify Lessee promptly of such Claim and provide Lessee with all documents and information relating solely to

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such Claim as may reasonably be requested by Lessee. If, as described above, the contest of such Claim is not to be conducted by and in the name of Lessee, upon written request from Lessee within thirty (30) days after receipt of such notice, which written request shall be accompanied by an opinion of independent tax counsel reasonably satisfactory to such Indemnified Person (both as to counsel, substance and conclusion) that good grounds exist for successfully contesting such Taxes, such Indemnified Person shall contest in good faith (including, without limitation, by pursuit of appeals) the validity, applicability or amount of such Taxes by, in such Indemnified Person’s reasonable opinion, (A) resisting payment thereof, (B) not paying the same except under protest, if protest shall be necessary and proper or (C) if payment shall be made, seeking a refund thereof in appropriate administrative and judicial proceedings; provided, that in conducting such contest, the Indemnified Person shall keep Lessee informed, at Lessee’s request, of the progress and nature of the contest and shall consult in good faith with Lessee regarding the conduct of the contest; provided further, however, that in no event shall such Indemnified Person be requested to contest or shall Lessee be permitted to contest the imposition of any Tax for which Lessee has an indemnity obligation pursuant to this Section 10 unless (V) no Event of Default shall have occurred and be continuing; (W) Lessee shall have acknowledged and agreed in writing, in form and substance satisfactory to such Indemnified Person, Lessee’s ability to pay as incurred on an After-Tax Basis all reasonable costs and expenses that such Indemnified Person shall incur in connection with contesting such Claim whether or not successful (including, without limitation, all reasonable costs, expenses, legal and accounting fees and disbursements); (X) if such contest shall involve payment of the Claim, Lessee shall have advanced the amount thereof to such Indemnified Person on an interest-free and After-Tax Basis; and (Y) the contest is conducted by and in the name of Lessee, such claim exceeds U.S.$25,000 and shall not involve a risk of criminal liability, a material risk of unindemnified civil liability or any material risk or danger of the sale, loss, seizure or forfeiture of any Collateral or the imposition of any Lien (except if Lessee shall have adequately bonded such Lien or otherwise made provision to protect the interests of such Indemnified Person in a manner reasonably acceptable to such Indemnified Person and Ex–Im Bank) on any Collateral. Notwithstanding that the conditions set forth in the preceding sentence may have been satisfied, such Indemnified Person may elect not to contest pursuant to the preceding sentence or elect to discontinue any contest proceeding commenced pursuant to the preceding sentence, but such election shall constitute a waiver by such Indemnified Person of any right to payment of indemnification pursuant to this Section 10 with respect to the adjustment which was the subject of such proposed contest plus any subsequent Taxes the contest of which is precluded thereby and, if Lessee has theretofore paid such amounts or provided such Indemnified Person with funds to pay such amounts, such Indemnified Person shall promptly repay such funds, together with interest thereon at the same rate of interest as that paid, or which would have been paid, by Lessee in funding such payment of Taxes to Lessee. If such Indemnified Person shall obtain a refund of, or shall be granted a credit against Taxes all or any part of which Lessee shall have paid for such Indemnified Person or for which Lessee shall have reimbursed such Indemnified Person in connection with the contest of any Claim pursuant to this Section 10(i), such Indemnified Person shall pay to Lessee, but not before Lessee shall have made all payments then due to such Indemnified Person pursuant to this Section 10 and any other payments then due to such Indemnified Person from Lessee under any of the Operative Documents and such Indemnified Person shall have reasonably determined that funds have been made available to it as a result of such refund or credit, an amount equal to the amount of funds made available to it

[Participation Agreement]

as a result of such refund or credit, including interest received thereon, plus any Tax benefit (or minus any net Tax detriment) realized by and actually utilized to reduce the Taxes of such Indemnified Person (in its own reasonable discretion) as a result of receipt or accrual of such refund or credit and payment by such Indemnified Person made pursuant to this sentence; provided that any such payment (or any part thereof) shall not be required to be made if the result of such payment would be to leave such Indemnified Person (in its own reasonable discretion) in a position less favorable than it would have been in had no such refund or credit been obtained or Tax Benefit been realized. If any Indemnified Person shall have paid Lessee any refund of all or part of any Tax paid by Lessee and it is subsequently determined that such Indemnified Person was not entitled to the refund, such determination shall be treated as the imposition of a Tax pursuant to the provisions of this Section 10 (but without giving effect to the exclusions in Section 10(d) (other than clauses (ii), (iii), (iv), (viii) and (x) thereof). Except in respect of any Tax Claim which the Indemnified Person is not obligated to contest, no Indemnified Person shall enter into a settlement or other compromise with respect to any Claim with respect to which Lessee would be required to indemnify hereunder without the prior consent of Lessee, except to the extent such Indemnified Person waives its right to be indemnified with respect to such Claim under this Section 10 or unless an Event of Default is continuing.

(j) Withholding Taxes. Each of Lessor and Lessee agrees that all payments made by it pursuant to this Agreement, the Lease and any other Operative Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future Taxes of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any Government Body or taxing authority (all such Taxes being herein referred to as “Withholding Taxes”). If any Withholding Taxes are so required to be withheld or deducted from any payment made by Lessor or Lessee under any Operative Document, Lessor or Lessee, as the case may be, shall (A) pay to the appropriate Government Body the amount of such Withholding Taxes and make such reports and filings in connection therewith in the time and manner required by Applicable Laws, (B) at the time that the payment upon which the deduction or withholding applies is required to be made, pay to the relevant Indemnified Person any additional amount which is necessary in order for the net amounts received by such Indemnified Person, after deduction or withholding of such Withholding Taxes, to equal the amounts payable to such Indemnified Person had no such deduction or withholding been required and (C) promptly forward to the relevant Indemnified Person an official receipt or other documentation evidencing payment of such Withholding Taxes to such Government Body. Each Indemnified Person agrees to deliver to Lessor or Lessee, at Lessee’s sole cost and expense, as the case may be, such official certificates or documents as may be reasonably requested by Lessor or Lessee in writing from time to time completed and duly executed by such Indemnified Person to establish that payments by Lessor or Lessee to such Indemnified Person hereunder or under the Lease or any other Operative Document are, without any prejudice to such Indemnified Person, exempt from or are subject to a reduced rate of Withholding Tax imposed by any Government Body or taxing authority, so long as, in the Indemnified Person’s reasonable determination, it is entitled to claim such reduction or exemption. If requested by such Indemnified Person in connection with any request for certificates or documents hereunder, Lessee shall provide such Indemnified Person with blank forms and instructions for completion thereof.

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(k) Payment. Except in the case of Withholding Taxes (payment of and indemnification with respect to which shall be governed by Section 10(j)), any amounts payable to an Indemnified Person pursuant to this Section 10 shall be paid within thirty (30) days after receipt of a written demand therefor from such Indemnified Person accompanied by a written statement describing in reasonable detail the amount so payable. Any payments made pursuant to this Section 10 directly to an Indemnified Person or Lessee shall be made in the applicable currency in immediately available funds at such bank or to such account as is specified by the payee in written directions to the payor.

(l) Non-Parties. If an Indemnified Person is not a party to this Agreement or an indemnity is payable pursuant to the following sentence in respect of a participant of any Guaranteed Lender, Lessee may require such Indemnified Person or participant, as the case may be, to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Section 10 prior to making any payment under this Section 10 to such Indemnified Person or, in the case of Taxes imposed on or payable by a participant, to the applicable Guaranteed Lender in respect of such Taxes.

(m) Tax Credit Payment. If a payment or an additional payment in respect of a Claim for Taxes or Withholding Tax is made under this Section 10 by Lessee for the benefit of any Indemnified Person (other than Ex–Im Bank) and such Indemnified Person, in its own reasonable discretion, determines that it has obtained (and utilized in reducing its Taxes) a credit against, or relief or remission for, or repayment of, any Tax (collectively, a “Tax Benefit”), then, if and to the extent that such Indemnified Person, in its reasonable opinion, determines that such Tax Benefit is in respect of or calculated with reference to the payment or additional payment made pursuant to this Section 10, such Indemnified Person shall, to the extent that it can do so without prejudice to the retention of the amount of such Tax Benefit and so long as no Material Default or Event of Default is then continuing (in which case such amount, at the option of the relevant Indemnified Person, either be held as collateral until such Material Default or Event of Default is cured or applied in accordance with Section 9.1 of the Intercreditor Agreement), pay to Lessee such amount as such Indemnified Person shall, in its own reasonable discretion, determine to be the amount which will leave such Indemnified Person (after such payment on an After-Tax Basis) in no worse after-tax position than it would have been in had the payment or additional payment in question not been required to be made by Lessee. Any amount held as collateral during the continuance of a Material Default or Event of Default shall, to the extent not previously applied, be paid to Lessee if and when the relevant Material Default or Event of Default is cured.

(n) Tax Credit Clawback. If any Indemnified Person (other than Ex–Im Bank) makes any payment to Lessee pursuant to Section 10(m) and such Indemnified Person subsequently determines, in its own reasonable discretion, that the relevant Tax Benefit in respect of which such payment was made was not available or has been withdrawn or that it was unable to use such Tax Benefit in full, Lessee shall reimburse such Indemnified Person such amount as such Indemnified Person determines, in its own reasonable discretion, is necessary to place it on an After-Tax Basis in the same position as it would have been in if the payment to Lessee pursuant to Section 10(m) had not been made.

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(o) Tax and Other Affairs. No provision of this Agreement shall interfere with the right of any Indemnified Person to arrange its tax or any other affairs in whatever manner it thinks fit, oblige any Indemnified Person to claim any credit, relief, remission or repayment in respect of any payment under this Section 10 in priority to any other credit, relief, remission or repayment available to it nor, except as expressly provided herein, oblige any Indemnified Person to disclose any information relating to its Tax or other affairs or any computations in respect thereof.

(p) Conflicting Provisions. The general indemnification provisions of this Section 10 are not intended to waive or supersede any express provisions of this Agreement, the Lease or any other Operative Document concerning the responsibility of any of the parties hereto or thereto for any Claims and the fact that a Claim is not excluded from indemnification under Section 10(d) shall in no event prevent any party hereto from bringing an action against Lessee or any Indemnified Person for any breach of any obligation owing by such party to such other party giving rise to such Claim. Notwithstanding the above and for the avoidance of doubt, between the Guaranteed Lenders on the one hand and the Lessee on the other hand, to the extent there is any inconsistency between this Section 10 and the Issuer Indemnity Agreement, the terms of the Issuer Indemnity Agreement shall prevail.

(q) Survival. The indemnities and agreements provided for in this Section 10 shall survive the expiration or other termination of the Operative Documents.

(r) Reports and Returns. Lessee shall, at its own expense, duly file all required reports and returns respecting all Taxes for which Lessee is directly responsible under this Section 10, to the extent Lessee is permitted to do so by law. If the same must be filed by an Indemnified Person, Lessee will advise such Indemnified Person of the necessity of filing the same and, in sufficient time before the same are due, furnish such Indemnified Person with a completed copy thereof and funds in the amount required to be submitted, together with any additional information and records relating thereto as such Indemnified Person may reasonably request. Lessee shall hold such Indemnified Person harmless from and against any Claims arising out of any insufficiency or inaccuracy in any such report or return to the extent such insufficiency or inaccuracy is not attributable to any act or omission of or information provided by such Indemnified Person or a Related Indemnitee. Lessee shall make available to the Indemnified Person such other information and records as are maintained by Lessee regarding the use of an Aircraft at Lessee’s principal place of business. If, in conjunction with the filing of any tax return or as a result of an audit, an Indemnified Person reasonably requests additional information, Lessee shall make available such other information and records as it maintains in the ordinary course of business or is reasonably available to it. Each Indemnified Person shall cooperate with Lessee and provide Lessee with such documentation as it may reasonably request in order for Lessee to obtain any available exemptions, reductions, set offs and reimbursements of Taxes.

Section 11. Lien Removal; Quiet Enjoyment.

(a) Each of the Trustee (in its capacity as trustee and in its individual capacity) and Lessor Parent agrees (in respect of itself only) (i) not to create or incur, assume or suffer to exist any Lessor Lien attributable to it, (ii) to promptly notify Lessee, the Indenture Trustee and Ex–Im

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Bank of the existence of any Lessor Lien attributable to it and (iii) to take such action as may be necessary and within its power to discharge, or (in the case of Lessor Parent only) cause Lessor to discharge, any Lessor Liens attributable to it or (in the case of Lessor Parent only) Lessor and to indemnify and hold harmless the parties hereto from and against any loss, cost, expense or damage which may be suffered by any such Person as a result of its failure to discharge and satisfy any Lessor Lien for which it is responsible; provided that the foregoing shall not apply to any Lessor Liens attributable to claims either not yet due or being contested by appropriate proceedings in good faith so long as such proceedings do not involve any risk of the sale, forfeiture or loss of all or any part of an Aircraft, title thereof, interest therein or use thereof.

(b) Without limiting the provisions in the second sentence of Section 6 of the Lease, Lessee agrees, for the benefit of the Guaranteed Lenders, the Indenture Trustee, Ex–Im Bank and the Security Trustee, that it will promptly, at its own cost and expense, take such action as may be necessary duly to discharge all Lessor Liens with respect to an Aircraft, title to any thereof or any interest therein or in the Lease, if the same shall arise at any time, unless such Lessor Lien is caused solely and directly by the giving of instructions by the Security Trustee to any Person while no Event of Default has occurred and is continuing.

(c) Each of the Guaranteed Lenders, the Indenture Trustee, for itself and on behalf of the Noteholders, the Security Trustee and Ex–Im Bank agrees with each of the other parties hereto that it shall, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary duly to discharge any Lender Liens on each Aircraft or any other Collateral created by it or any of its Related Indemnitees or which results from Claims against it or any of its Related Indemnitees in its individual capacity not related to the transactions contemplated by this Agreement or any Security Document; provided that the foregoing shall not apply to any Lender Liens attributable to claims either not yet due or being contested by appropriate proceedings in good faith so long as such proceedings do not involve any risk of the sale, forfeiture or loss of all or any part of an Aircraft, title thereto, interest therein or use thereof.

(d) Notwithstanding anything contained herein or in any other Operative Document to the contrary, each of the parties hereto (other than Lessee) agrees and covenants as to itself that, unless an Event of Default shall have occurred and be continuing, it will not, and it will not permit any Person lawfully claiming through or under it to, interfere with or interrupt the quiet enjoyment of the use, operation and possession of any Aircraft, any Airframe or any Engine by Lessee.

Section 12. Fees and Expenses.

(a) Whether or not the transactions contemplated hereby are consummated, Lessee shall pay or reimburse the Indenture Trustee, each Guaranteed Lender, Ex–Im Bank, Trustee, Lessor, Lessor Parent and the Security Trustee as appropriate (against invoices and receipts (if available) submitted by any such Person), for any reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Person) incurred by such Person, and all payments made, in either case payable in connection with, arising out of or in any way related to the negotiation, preparation, execution, delivery or enforcement of the Operative Documents and/or the Related Operative Documents or the issuance, conversion or exchange of any Note, including, if then owing, the initial and annual

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fees of the Trustee, Security Trustee, Lessor, and Lessor Parent, in each case subject to any previous fee agreements with Lessee (collectively, “Transaction Costs”). In addition to the foregoing but without duplication, Lessee shall pay or reimburse the Indenture Trustee, each Guaranteed Lender, Ex–Im Bank, Trustee, Lessor, Lessor Parent and the Security Trustee for any reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Person) incurred by such Person in connection with (i) any amendment, modification or waiver of any Operative Document requested by Lessee or any filings or recordings of any Operative Document required by the terms hereof or thereof, and (ii) any Event of Default and any enforcement or collection proceeding related thereto.

(b) All costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of the Operative Documents (including, without limitation, legal fees) shall (to the extent invoices and receipts have been submitted to Lessee at least three (3) Business Days prior to the Issuance Date for each Aircraft) be paid on such Issuance Date.

(c) The Lessee shall pay (or cause to be paid) to Ex–Im Bank the following fees:

(i) with respect to [*], [*], [*] and [*] a [*] in [*], accruing on [*] at the rate of [*], computed on the basis of [*] and payable [*];

(ii) with respect to [*] and [*] a [*] in [*], accruing on [*] at the rate of [*], in all cases computed on the basis of [*], and payable [*];

(iii) with respect to [*], [*], [*] and [*] a [*] in [*] in an amount equal to [*] payable [*]; and

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(iv) with respect to [*] and [*] a [*] in [*] in an amount equal to [*] payable [*].

(d) The Lessee shall pay (or cause to be paid) to the relevant recipients the fees referenced in the Fee Letter on the dates and in the manner mentioned in the Fee Letters.

Section 13. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

(b) No failure on the part of any party to exercise, and no delay in exercising, any right, power or privilege under this Agreement or any other Operative Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

(c) For the purposes of this Agreement and each other Operative Document (other than the Ex–Im Bank Guarantee), all notices and other communications (including any modifications of, or waivers or consents under, this Agreement or such other Operative Document) shall be in writing and shall be given or made by fax, mail or personal delivery and faxed, mailed or delivered to the intended recipient at the address specified below; or, as to any party, at such other address as shall be designated by such party in a notice to each other party hereto. Except as otherwise provided in this Agreement or such other Operative Document, all such communications shall be deemed to have been duly given when transmitted by fax (provided such transmission by fax is in legible form and is accompanied by or generates a substantially simultaneous confirmation of transmission), or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided that any communication or document to be made or delivered to the Indenture Trustee, the Security Trustee or Ex–Im Bank shall be effective only when received by the Indenture Trustee, the Security Trustee or Ex–Im Bank and then only if the same is expressly marked for the attention of the department or officer identified below (or such other department or officer as such Person shall from time to time specify for this purpose).

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(i)	If to Lessor or Lessor Parent or Trustee:

Helios Leasing I LLC

c/o Helios Leasing Trust, its manager

c/o Wilmington Trust Company, as trustee

1100 North Market Street

Wilmington, Delaware 19890-1605

Attention:        Corporate Trust Administration

Telephone:      (302) 636-6000

Fax:                 (302) 636-4140

With a copy to the Security Trustee and Lessee

(ii)	If to Lessee:

Atlas Air, Inc.

2000 Westchester Avenue

Purchase, New York 10577

Attention:        Edward J. McGarvey, Vice President and Treasurer

Fax:                 (914) 701-8415

With a copy to:

Atlas Air, Inc.

2000 Westchester Avenue

Purchase, New York 10577

Attention:        General Counsel

Fax:                 (914) 701-8333

(iii)	If to the Security Trustee:

Wells Fargo Bank Northwest, National Association

MAC:  1228-120, 12th Floor

299 South Main Street

Salt Lake City, Utah 84111

Attention:        Corporate Trust Services

Telephone:      (801) 246-5300

Fax:                 (801) 246-5053

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(iv)	If to the Guaranteed Lender:

Apple Bank for Savings

122 East 42nd Street, 9th Floor

New York, New York 10168

Attention: Jonathan Byron, Senior Vice President

Fax: 212-224-6580

with a copy to:

Apple Bank for Savings

122 East 42nd Street, 9th Floor

New York, New York 10168

Attention: Antonio Martinez

Fax: 212-224-6588

(v)	If to the Indenture Trustee:

Wilmington Trust Company

1100 North Market Street

Wilmington, Delaware 19890-1605

Attention:        Corporate Trust Administration

Telephone:      (302) 636-6000

Fax:                 (302) 636-4140

(vi)	If to Ex–Im Bank:

Export-Import Bank of the United States

811 Vermont Avenue, N.W.

Washington, D.C. 20571

U.S.A.

Attention:     Vice-President - Transportation Division

                     and Vice-President – Transportation Portfolio

                     Management Division

Reference:    Ex–Im Bank Guarantee No. AP086438XX — Atlas Air, Inc.

Telephone:   202-565-3550 and 202-565-3240

Fax:              202-565-3558 and 202-565-3294

[Participation Agreement]

With a copy to:

Vedder Price P.C.

222 N. LaSalle Street

Chicago, IL 60601

Attention:        Dean N. Gerber, Esq.

Telephone:      312-609-7638

Fax:                 312-609-5005

(d) THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. Any suit, action or proceeding against any of the parties hereto with respect to the Operative Documents or any judgment entered by any court in respect thereof may be brought in the Supreme Court of the State of New York, County of New York and/or the United States District Court for the Southern District of New York, and each party hereto submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding; provided, however, that notwithstanding the foregoing, any party hereto may commence an action in any other jurisdiction to otherwise enforce a judgment issued by such courts. Each of Lessor, Lessor Parent and Lessee hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in such courts may be made upon its relevant Process Agent, and each of Lessor, Lessor Parent and Lessee hereby irrevocably appoints each of its Process Agent as its true and lawful attorney-in-fact in its name, place and stead (as well as that of its respective successors and assigns) to accept such service of any and all such writs, process and summonses, and agrees that the failure of its relevant Process Agent to give any notice of any such service of process to it shall not impair or affect the validity of such service or of any judgment based thereon. Each of Lessee, Lessor Parent and Lessor further agrees (to the extent permitted by Applicable Laws) that a final judgment against Lessee, Lessor and/or Lessor Parent in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, a certified or true copy of which final judgment shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of Lessor, Lessor Parent and Lessee, as the case may be, therein described; provided that nothing in this Section 13(d) shall affect the right of any party hereto or its successors, subrogees or assigns to serve legal process in any other manner permitted by law or affect the right of such party or its successors, subrogees or assigns to bring any action or proceeding against Lessee, Lessor, Lessor Parent or their respective property in the courts of other jurisdictions. Each of Lessee, Lessor Parent and Lessor agrees that (x) the sole responsibilities of its Process Agent shall be (i) to receive such process, (ii) to send a copy of any such process so received to Lessee, Lessor Parent and/or Lessor, as the case may be, by registered airmail, return receipt requested, at its address set forth in Section 13(c), or at the last address filed in writing by it with its Process Agent, and (iii) to give prompt facsimile notice of receipt thereof to each of Lessee, Lessor Parent and/or Lessor, as the case may be, at such address and (y) each Process Agent shall have no responsibility for the receipt or nonreceipt by each of Lessee, Lessor Parent and/or Lessor, as the case may be, of such process. Each of Lessee, Lessor Parent and Lessor hereby agrees to pay to its Process Agent such compensation as

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shall be agreed upon from time to time by it and its Process Agent for the Process Agent’s services hereunder. Each of Lessee and Lessor hereby agrees that its respective submission to jurisdiction and its designation of its Process Agent is made for the express benefit of the Guaranteed Lenders, the Indenture Trustee, the Security Trustee, Ex–Im Bank and their respective successors, subrogees, and assigns. Each of Lessee, Lessor Parent and Lessor agrees that it will at all times continuously maintain a process agent to receive service of process in the City, County and State of New York on behalf of itself and its properties with respect to this Agreement and shall give each party hereto written notice prior to any change of address for such agent, and in the event that, for any reason, the process agent named pursuant to this Section 13(d) shall no longer serve as process agent to receive service of process on Lessee’s, Lessor Parent’s or Lessor’s behalf, as the case may be, Lessee, Lessor Parent or Lessor shall promptly appoint a successor Process Agent. In the event of the transfer of all or substantially all the assets and business of a Process Agent to any other corporation or Person, by consolidation, merger, sale of assets or otherwise, such other corporation shall be substituted hereunder for such Process Agent with the same effect as if named herein in place of such Process Agent. Each party hereto hereby irrevocably further consents to the service of process in any suit, action or proceeding in said courts by the mailing thereof by any party hereto by registered or certified mail, postage prepaid, to such party at its address specified in Section 13(c). Each party hereto hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Operative Documents brought in any of the aforesaid courts and hereby further irrevocably waives any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

Each of the Lessor and Lessee agrees that the courts referred to in this Section 13(d) shall have exclusive jurisdiction in respect of any claim, action or suit arising under or in connection with the Cape Town Convention, subject in all respects to the terms of Article 43 of the Convention granting jurisdiction for certain matters to the courts of a Contracting State on the territory of which any Airframe or any Engine is located and subject to the terms of Article 44 of the Convention with respect to jurisdiction over the International Registry. Each of Lessor and Lessee agrees that, without the prior written consent of the Security Trustee and Ex–Im Bank it will not initiate any suit, action or proceeding (for avoidance of doubt, other than any counterclaim or defense to any action brought against Lessor or Lessee in any other court) arising under or relating to the Cape Town Convention, in respect of (x) any Airframe or any Engine or (y) any of the transactions contemplated under the Operative Documents, in any court other than the courts referred to in this Section 13(d).

(e) The payment obligations of any party to an Operative Document (the “payor”) expressed to be payable thereunder in one currency (the “first currency”) shall not be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to the first currency under normal banking procedures would not yield the full amount of the first currency due thereunder, and the payor shall indemnify the recipient of such payment (the “payee”) against any such shortfall; and in the event that any payment by the payor, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of the first currency, the payee shall have a separate cause of action against the payor for the additional amount necessary to yield the amount due and owing to the payee. If it is necessary to determine for any reason other than that referred to above the equivalent in the first currency of a sum denominated in the

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second currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the payee could purchase the first currency with the second currency on the Business Day on which such determination is to be made (or, if such day is not a Business Day, on the next preceding Business Day).

(f) Notwithstanding any other provision of any other Operative Document, but subject to Section 7.2 of the Intercreditor Agreement, no provision of this Agreement or any other Operative Document (other than the Ex–Im Bank Guarantee) may be amended, modified, waived, discharged, terminated or otherwise changed except by an instrument in writing signed by (i) each party to the relevant Operative Document that is to be amended, modified, waived, discharged, terminated or otherwise changed, (ii) subject to Section 7.2 of the Intercreditor Agreement, the Security Trustee (except in respect of the Ex–Im Bank Guarantee), and (iii) so long as no Event of Default has occurred and is continuing, Lessee, but if an Event of Default has occurred and is continuing, Lessee’s consent will not be required unless such amendment would increase the obligations of Lessee under the Operative Documents. The Security Trustee shall promptly notify each party hereto of any such amendment, modification, waiver, discharge, termination or other change which it has signed or has agreed to sign, it being understood that its failure to give such notice shall not affect the effectiveness of any such action or result in any liability to the Security Trustee.

(g) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and shall not invalidate or render unenforceable the other provisions hereof in any jurisdiction. To the extent permitted by Applicable Law, the parties hereto waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(h) Each party hereto (other than Ex–Im Bank) acknowledges and agrees that the activities contemplated by the provisions of the Operative Documents are commercial in nature rather than governmental or public and therefore acknowledges and agrees that it is not entitled to any right of immunity on the grounds of sovereignty or otherwise with respect to such activities or in any legal action or proceeding arising out of or relating to the Operative Documents. Each such party in respect of itself and its properties and revenues, expressly and irrevocably waives any such right of immunity (including, but not limited to, any immunity from suit, from the jurisdiction of any court, from service of process, from set-off, from any execution, or attachment in aid of execution prior to judgment or otherwise or from any other legal process) or claim thereto which may now or hereafter exist (whether or not claimed), including without limitation under the United States Foreign Sovereign Immunities Act of 1976, and irrevocably agrees not to assert any such right or claim in any such action or proceeding that may at any time be commenced, whether in the United States of America or otherwise.

(i) Unless otherwise specified by a Secured Party in a notice delivered to each of Lessee, Ex–Im Bank and the Indenture Trustee, any amounts payable to any Secured Party under this Agreement or any other Operative Document shall be paid as follows:

(i) Indenture Trustee, Noteholders and Guaranteed Lenders. All amounts payable to the Indenture Trustee, to the Guaranteed Lenders or to any Noteholder (other than Ex–Im Bank) shall be paid to the Indenture Trustee for its own account, or on behalf of the Guaranteed Lenders or such Noteholder (other than Ex–Im Bank), as the case may be, at the following account:

Wilmington Trust Company

ABA: 0311 00092

Account No.: 100872-000

Reference: Atlas Air, Inc.

Attention: Robert Hines

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(ii) Security Trustee. All amounts payable to the Security Trustee shall be paid to the Security Trustee, for its own account or in its capacity as Security Trustee, as the case may be, at the following account:

Wells Fargo Bank Northwest, National Association

Attn: Corporate Trust Services

ABA #: 121 000 248

Account #: 0510922115

SWIFT: WFBIUS6S

Ref: Boeing 747 MSN             – Atlas Air, Inc.

(iii) Ex–Im Bank. Notwithstanding anything to the contrary contained in any Operative Document, all amounts payable to Ex–Im Bank shall be paid at the Federal Reserve Bank of New York, for credit to the account identified below, or as otherwise directed in writing by the Chief Financial Officer, Treasurer-Controller, or Deputy Treasurer-Controller of Ex–Im Bank:

U.S. TREASURY DEPARTMENT

0210-3000-4

TREAS NYC/CTR/

BNF=/AC-4984 OBI=

EXPORT-IMPORT BANK

DUE                     ,         ON

EIB GUARANTEE NO. AP086438XX – Atlas Air, Inc.

FROM:

(j) Each of Lessor and Lessee hereby agrees that, during the continuance of a payment Event of Default under the Indenture, or the failure by any such party to pay when due any sum under this Agreement or any other Operative Document, in addition to (and without limitation of) any right of setoff, banker’s lien or counterclaim any Guaranteed Lender, the Indenture Trustee, Ex–Im Bank or the Security Trustee may otherwise have, any Guaranteed Lender, the Indenture Trustee, Ex–Im Bank or the Security Trustee shall have the right, at its option, to setoff and apply, at any time or from time to time, any and all deposits, account balances or other obligations at any time held or owing by such Person to or for the account of Lessor or Lessee at or from any of such Persons’ offices, against any and all of the payment obligations now or hereafter existing to such Person under any Operative Document which have not been paid when due (regardless of whether such deposits or obligations are due and payable or are denominated in a different currency from such payment obligations or whether such setoff

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or application shall be effected with respect to amounts payable to another Person pursuant to any other provision hereof). Each Person effecting any such setoff or application pursuant to this Section 13(j) will promptly notify Lessor, Lessee, the Indenture Trustee, the Security Trustee and Ex–Im Bank thereof. Any amount received by any Guaranteed Lender, the Indenture Trustee, Ex–Im Bank or the Security Trustee hereunder shall be applied in accordance with the provisions of the Intercreditor Agreement.

(k) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and permitted transferees; provided, that none of Lessee, Lessor or Lessor Parent may assign any of their rights or delegate any duty under this Agreement to any Person (except as expressly permitted by the Operative Documents).

(l) Without prejudice to any Security Document, any provision of the Lease or any other Operative Document to which Lessor or Lessee is a party which is expressed to be for the benefit of Ex–Im Bank, any Secured Party or any other Person or which otherwise confers rights on Ex–Im Bank, any Secured Party or any other Person is hereby restated by Lessor and Lessee (as the case may be) to and for the benefit of Ex–Im Bank, such Secured Party and such other Person as if, mutatis mutandis, set out in full herein.

(m) Ex–Im Bank hereby instructs the Security Trustee to execute and deliver this Agreement and each other relevant Operative Document and any other documents necessary to complete the transactions contemplated hereby.

(n) The parties hereto agree that on and after such time as the Ex–Im Bank Guarantee is no longer in effect and all amounts payable to Ex–Im Bank under the Operative Documents (other than amounts payable under the Lessor Guarantee) have been paid in full, all references to “Ex–Im Bank” in this Agreement, the Indenture, the Lease and each other Operative Document shall be deemed to be a reference to the “Instructing Group”.

(o) Each of the parties hereto acknowledges and agrees that for purposes of the Cape Town Convention (to the extent applicable hereto) separate rights may exist with respect to each Airframe and the Engines.

Section 14. Confidentiality.

(a) Except to the extent necessary for the exercise of its rights and remedies and the performance of its obligations under the Operative Documents and as may be required under Applicable Laws (but without prejudice to the provisions of Section 24 hereof), no party hereto (other than Ex–Im Bank) will itself use or intentionally disclose (and will not permit the use or disclosure by any of its Affiliates of), directly or indirectly, any information obtained from any other party hereunder or in connection herewith or any portion of any Operative Document, and each party hereto (other than Ex–Im Bank) will use all reasonable efforts to have all such information kept confidential and not used in any way known to such party to be detrimental to any other party; provided, that each of the Guaranteed Lender and the Indenture Trustee may disclose the Operative Documents and the names of the Issuer, Lessee, the Guaranteed Lender, the Indenture Trustee and Ex–Im Bank and the amount of a Note as part of any league table submissions or for the purposes of tombstones announcing the transaction and each party hereto

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may use, retain and disclose any such information (a) to its legal counsel, aircraft and technical advisers, service providers, public accountants or process agent, provided that such Person shall keep such information confidential at least to the same extent provided herein, (b) to any governmental agency or instrumentality or other supervisory body or stock exchanges requesting such disclosure, (c) to any rating agency in connection with any transaction related to the Issuer’s issuance of any Note and all other rating agencies responsible for rating the Guaranteed Lender, subject to such rating agency’s customary procedures for the handling of such information, (d) to any rating agency the disclosure of any information which it may require to be disclosed to it or its professional advisers on the basis that the recipient will hold such information confidential upon substantially the same terms as this Section 14(a) or to any nationally recognized statistical rating organization where any party or a nationally recognized rating organization providing a credit rating to it is required to provide access to any Operative Document or such other information to another nationally recognized statistical rating organization pursuant to Rule 17g-5 of the U.S. Securities Exchange Act of 1934 (as the same may be amended from time to time) or any other analogous provision in any relevant jurisdiction provided that any disclosure made hereunder is in accordance with the provisions of the relevant law, (e) that has been publicly disclosed, (f) to actual or potential assignees, transferees or participants of any Guaranteed Lender, provided that such assignee, transferee or participant agrees in writing for the benefit of each of the parties hereto to keep such information confidential at least to the same extent provided herein, and (g) pursuant to Applicable Laws or to the extent necessary to comply with relevant accounting principles, and that such party may use and retain (but not disclose externally) any such information for such party’s own internal research purposes; provided, further, that the Guaranteed Lender may disclose any and all such information obtained from the Issuer or Lessee to Ex–Im Bank, including information contained in the credit files of the Guaranteed Lender, and the Issuer and Lessee hereby waive any and all claims against the Guaranteed Lender in connection with such disclosure.

(b) Notwithstanding anything herein to the contrary, any party to this Agreement (and each employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, the U.S. federal and state tax treatment and the U.S. federal and state tax structure of the transactions contemplated by this Agreement and the other Operative Documents and all materials of any kind (including opinions or other tax analysis) that are provided to any such party relating to such tax treatment and tax structure.

Section 15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AS AGAINST THE OTHER PARTIES HERETO ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT.

Section 16. Note Acceleration; Mandatory Prepayment.

(a) If for any reason whatsoever the principal and interest of a Note are expressed to become due and payable or become due and payable in full under any provision of the Indenture, then on the date on which the principal and interest on such Note are expressed to become due and payable or becomes due and payable in full by Lessor under the Indenture, Lessee shall pay to Lessor the sum of (i) the Termination Value applicable to such date, (ii) any accrued but unpaid Rent (including, without limitation, amounts corresponding to accrued interest under such

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Note through the date of prepayment and any Make-Whole Amount or Prepayment Premium) and (iii) all other amounts then due and payable by Lessee to Lessor or any Secured Party under the Lease and the other Operative Documents.

(b) In the event that Lessor is obliged to or becomes obliged to pay, prepay or redeem the whole or any part of the principal and interest of a Note under the Indenture in a circumstance where all of the principal and interest on such Note are not due and payable, then Lessee shall on the date which Lessor is obliged to make the relevant payment, prepayment or redemption, as the case may be, under the Indenture pay to Lessor an amount equal to the relevant amount of the payment, prepayment or redemption, as the case may be, to be paid under the Indenture and all other amounts then due and payable by the Lessor in respect of such payment, prepayment or redemption. Any payment, prepayment or redemption made by Lessee pursuant to the preceding sentence with respect to such Note shall (as it relates to principal) correspondingly reduce the Termination Value thereafter payable under the Lease. If such payment, prepayment or redemption is a partial payment, prepayment or redemption, then promptly following any payment, prepayment or redemption, as the case may be, by Lessee to Lessor pursuant to this Section 16(b) with respect to such Note, the Indenture Trustee shall prepare revised schedules in substitution for the then current schedules to the Lease. Such revised schedules shall be prepared on the same basis as the original schedules so as to reflect that the payment of Basic Rent and Termination Value under the Lease shall be in an amount which is sufficient to repay or redeem such Note and interest thereon. The revised schedules shall promptly be submitted to each of Lessor, Lessee, the Guaranteed Lenders and Ex–Im Bank for approval (which approval shall not be unreasonably withheld or delayed). Following approval by such parties, the revised schedules shall be substituted for the then existing schedules and henceforth all payments to be made by Lessee under the Lease shall be made in accordance with such substituted schedules.

(c) If for any reason whatsoever the Lease terminates prior to the end of the Term and all of the Rent and Termination Values are expressed to become due and payable or become due and payable in full thereunder, then on the date on which such amounts are expressed to become due and payable or become due and payable in full by Lessee under the Lease, Lessor shall prepay or redeem all of the principal of such Note together with accrued interest thereon and all other amounts then due and owing by Lessor under the Indenture and the other Operative Documents.

Section 17. Minimum Rent. Notwithstanding anything contained in this Agreement, the Lease or any other Operative Document to the contrary, each payment of Basic Rent payable under the Lease shall equal under all circumstances and in any event, an amount at least sufficient for Lessor to pay the principal of and interest (including any interest on overdue principal and, to the extent permitted by applicable laws, overdue interest) on a Note required to be paid by Lessor on each payment date under such Note corresponding to the due date of such installment of Basic Rent.

Section 18. Lessee’s Right to Perform for Lessor. If Lessor fails to make any payment of any amounts required to be made by it hereunder or under any other Operative Document or fails to perform or comply with any of its agreements contained herein or in any other Operative Document and such failure can be cured with the payment of money, Lessee may, on behalf of

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Lessor, and upon prior notice to Lessor, Ex–Im Bank, the Security Trustee and the Indenture Trustee, itself make such payment and such payment shall be a cure in respect of any default that has occurred as a result of Lessor’s failure to pay such amount or to perform or comply with such agreement, as the case may be. The amount of any such payment and the amount of the reasonable expenses of Lessee incurred in connection with such payment, together with interest thereon, to the extent permitted by Applicable Laws, at the Post-Default Rate, shall be payable by Lessor to Lessee upon demand (after satisfying in full all of Lessor’s obligations under the Operative Documents).

Section 19. Complete Agreement. Except for the other Operative Documents this Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral communications or agreements with respect thereto.

Section 20. No Discharge, Etc.; No Petitioning.

(a) Each Obligor waives presentation to, demand of payment from, and protest to, the other Obligor of any of the other Obligor’s obligations hereunder and under the other Operative Documents, and also waives notice of protest for nonpayment. The obligations of each Obligor hereunder shall not be affected by (i) the failure of Ex–Im Bank, the Indenture Trustee, the Security Trustee or any Guaranteed Lender to assert any claim or demand or to enforce any right or remedy against any Obligor under the provisions of this Agreement or any other Operative Document or otherwise; (ii) any extension or renewal of any thereof; or (iii) the release of any of the security held by any of Ex–Im Bank, the Security Trustee, the Indenture Trustee or any Guaranteed Lender with respect to this Agreement or any other Operative Document.

(b) The obligations of each Obligor hereunder shall not be subject to any reduction, limitation, impairment or termination or any defense or setoff, counterclaim, recoupment or termination whatsoever in any case by reason of the invalidity, illegality or unenforceability of this Agreement, a Note or any other Operative Document against the other Obligor. Without limiting the generality of the foregoing, the obligations of each Obligor hereunder shall not be discharged or impaired or otherwise affected by the failure of any of Ex–Im Bank, the Indenture Trustee, the Security Trustee or any Guaranteed Lender to assert any claim or demand or to enforce any remedy under this Agreement, a Note or any other Operative Document, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of this Agreement by the other Obligor, by release of any of the Collateral held by any Person or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of each Obligor or would otherwise operate as a discharge of each Obligor as a matter of law or equity.

(c) Each of Lessee, Lessor, Lessor Parent, each Guaranteed Lender and the Indenture Trustee, for itself and on behalf of the Noteholders, hereby agrees that it will not institute against, or join any other person in instituting against, the Lessor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other proceedings under any federal or state bankruptcy or similar law, so long as any Secured Obligation remains outstanding.

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Section 21. Assignment of Rent; Application of Funds.

(a) Assignment of Rentals. So long as the Lien of the Security Documents shall not have been discharged pursuant to the terms thereof, Lessor hereby directs, and Lessee hereby agrees, that all Basic Rent and Termination Value payable to the Lessor under the Lease shall be paid directly to the Indenture Trustee (unless a Material Default or Event of Default shall have occurred and be continuing and the Security Trustee has given notice to the Indenture Trustee and Lessor in which case the Basic Rent and Termination Value shall be paid directly to the Security Trustee) for application and payment in accordance with Section 21(b) hereof.

(b) Receipt, Distribution and Application of Funds. Subject to Section 22, anything contained in this Agreement, the Lease or any other Operative Document to the contrary notwithstanding, any payments under or pursuant to any Operative Document other than the Ex–Im Bank Guarantee (including, without limitation, all Basic Rent, Supplemental Rent, principal and interest on a Note, fees, indemnities or any other amount payable hereunder or thereunder) which are received by Lessor, Lessee, the Indenture Trustee or any Guaranteed Lender (other than from the Security Trustee as a result of a distribution pursuant to the applicable provisions of the Intercreditor Agreement) shall be distributed, applied and paid pursuant to the applicable provisions of the Intercreditor Agreement.

Section 22. Insurance Proceeds. The parties hereto hereby irrevocably and unconditionally agree that payment of Insurance Proceeds in respect of an Aircraft shall be made in accordance with the applicable provisions of the Intercreditor Agreement without the need for any further consent, authorization, approval or direction of any party hereto (other than the Security Trustee, who shall act upon the instructions of the Instructing Group). Furthermore, for purposes of AVN67B (or any similar insurance endorsement then in effect), each party hereto hereby instructs and authorizes Lessee’s insurance brokers from time to time to rely exclusively on this provision for the purpose of making all payments in accordance therewith without the need for any further inquiry, consent, authorization, approval or direction by or to said insurance brokers.

Section 23. No Waiver of Conditions; Further Assurances.

(a) The parties hereto hereby agree if any of the applicable conditions to be satisfied on each Issuance Date are not satisfied and the transactions contemplated by this Agreement to occur on such Issuance Date nevertheless take place, the party or parties for whose benefit such condition is included shall not automatically be deemed to have waived such condition (unless expressly waived) and the applicable party or parties to which such condition relates shall procure the satisfaction of such condition within such period as the party or parties for whose benefit such condition is included shall reasonably specify (unless expressly waived).

(b) Lessor and Lessee shall from time to time, at the cost and expense of Lessee, do and perform such other and further acts and duly execute and deliver such further documents and assurances as may be required by Applicable Laws or requested by any Secured Party to establish, maintain and protect the respective rights and remedies of such Secured Party and to carry out and effect the intent and purpose of this Agreement and the other Operative Documents.

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Section 24. Assignments and Transfers by Guaranteed Lender

(a) If any Guaranteed Lender (the “Transferor”) transfers or assigns or wishes to transfer or assign all or any of its rights and obligations under the Indenture, a Bank Note and the other Operative Documents to which it is a party (other than an assignment or transfer to Ex–Im Bank pursuant to the Ex–Im Bank Guarantee), then the Transferor shall procure that the assignee or transferee (the “Transferee”) contemporaneously with the Transfer Date becomes a party to this Agreement and that the Indenture Trustee notifies Lessor and Lessee of such assignment or transfer, and all parties hereto agree that the Transferee may become a party to this Agreement on the Transfer Date by execution of an Accession Certificate substantially in the form of Exhibit B hereto. Further, if any Transferor assigns or transfers to any Transferee (other than an assignment or transfer to Ex–Im Bank pursuant to the Ex–Im Bank Guarantee) the corresponding proportion of its interest in a Bank Note, no such assignment or transfer by such Guaranteed Lender shall be effective unless the Indenture Trustee records such assignee’s or transferee’s interest in such Bank Note in the register that the Indenture Trustee is required to maintain in accordance with Section 2.12 of the Indenture and 5.01 of the Ex–Im Bank Guarantee, such entry to be conclusive and binding, save in the case of manifest error.

(b) Subject to compliance with all terms and conditions of the Ex–Im Bank Guarantee and with all Applicable Laws, any Guaranteed Lender may, at any time (i) change its Lending Office or Lending Offices to any other office of such Guaranteed Lender upon giving ten (10) Business Days’ prior written notice of such change to the Indenture Trustee, the Lessee and the Issuer, (ii) assign or transfer as security all or any of its rights and benefits under the Indenture or a Note to any Federal Reserve Bank of the United States, and/or (iii) with the prior written approval of the Lessee (such approval not to be unreasonably withheld or delayed), assign or transfer all or any of its rights, benefits and obligations under the Indenture, a Note and the other Operative Documents to which it is a party to any one or more banks or financial institutions in accordance with Section 24(a) and (d), provided that such Transferee shall not be a competitor of the Lessee (as the Lessee may determine, acting reasonably) and, provided, further, that the prior written approval of the Lessee shall not be required (i) for any assignment or transfer to any Affiliate of such Guaranteed Lender, (ii) at any time when an Event of Default has occurred and is continuing, (iii) for any assignment or transfer to the Initial Purchasers in accordance with the provisions of Section 2.05 and 2.06 of the Indenture and (iv) for any assignment or transfer to Ex–Im Bank. Upon delivery of a completed Transfer Certificate by the Transferor to the Indenture Trustee, the Lessee and the Borrower, the Transferee shall, on and as of the Transfer Date specified therein, have, to the extent of such assignment or transfer, the obligations, rights and benefits of a Guaranteed Lender holding a portion of the Bank Note assigned or transferred to it (in addition to the portion of the Bank Note, if any, theretofore held by such Transferee) and the Transferor shall, to the extent of such assignment or transfer, have no further rights hereunder or under the Bank Note so assigned or transferred; provided that (other than in connection with an assignment to Ex–Im Bank) unless such assignment and/or transfer was made (A) to mitigate or avoid the requirement for payment of additional amounts or increased costs under the Issuer Indemnity Agreement or any illegality, (B) at the request of the Lessee or Issuer (acting at the direction and instruction of Lessee in writing), (C) to Ex–Im Bank in connection with a demand under the Ex–Im Bank Guarantee or (D) following the occurrence and during the continuance of an Event of Default, neither the Issuer nor the Lessee shall be liable to the Transferee for (x) any greater amounts under Sections 6.1 and 10.1 of the Issuer Indemnity Agreement, (y) any greater

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amounts, liabilities or obligations under the Issuer Indemnity Agreement relating to claims that arose prior to the effective date of such assignment or transfer, in each case of (x) and (y) based on the Applicable Law as in effect on the date of such assignment or transfer than the Transferor would have been entitled to receive had no such assignment or transfer taken place or (z) any greater amounts as a result of any Guaranteed Lenders’ change in Lending Office or Lending Offices, based on the Applicable Law as in effect on the date of such change than such Guaranteed Lender would have been entitled to receive had no such change taken place. No Transfer Certificate shall be required in the case of an assignment or transfer by a Guaranteed Lender to Ex–Im Bank required pursuant to the terms of the Ex–Im Bank Guarantee, but the effect of any such assignment or transfer shall, with respect only to the rights and obligations assigned to Ex–Im Bank, be the same as set out in the preceding sentence, notwithstanding that the Transfer Certificate shall not have been given.

(c) Without limiting the provisions of Section 14 of this Agreement, all non-public information provided to the Indenture Trustee, the Security Trustee and the Guaranteed Lenders by the Issuer or Lessee shall be treated as confidential by the Indenture Trustee, the Security Trustee and the Guaranteed Lenders; provided, however, that any Guaranteed Lender may furnish copies of the Operative Documents and any information concerning the Issuer or Lessee in the possession of such Guaranteed Lender from time to time to assignees and participants (including prospective assignees and participants), provided such Persons have agreed to maintain the confidentiality as provided in Section 14 of this Agreement of all such non-public information so furnished.

(d) If any Guaranteed Lender (other than Ex–Im Bank) wishes to assign or transfer all or any of its rights, benefits and obligations hereunder as contemplated in Section 24(b), then such assignment or transfer may be effected (i) in the case of an assignment or transfer to a Person (other than Ex–Im Bank) on the Transfer Date specified in the relevant Transfer Certificate, (ii) in the case of a transfer or assignment to Ex–Im Bank as a result of a demand under the terms of the Ex–Im Bank Guarantee, on the date of such transfer or (iii) in the case of a transfer or assignment contemplated by Section 2.05, 2.06 or 2.07 of the Indenture, on and subject to the terms thereof.

(e) No Guaranteed Lender (other than Ex–Im Bank, any of its transferees or any further transferees) may assign or transfer any of its rights or obligations hereunder as contemplated by this Section 24 unless contemporaneously therewith it assigns or transfers to the same assignee or transferee all or a corresponding part of its rights, benefits and obligations under each of the other Operative Documents to which such Guaranteed Lender is a party.

(f) Any Transferor (other than Ex–Im Bank and any of its subsequent transferees) shall be solely responsible for all of its costs and expenses for any assignment or transfer under this Section 24 including, without limitation, all costs in connection with any amendment to or supplement to, or registration of or re-registration of the Security Documents and any legal fees and expenses relating thereto (or may procure that any Transferee pay such costs and expenses), unless such assignment or transfer was effected (x) to mitigate or avoid the requirement for payment of additional amounts or increased costs under the Issuer Indemnity Agreement or any illegality, (y) at the request of (1) the Lessee or the Issuer or (2) Ex–Im Bank in connection with a demand under the Ex–Im Bank Guarantee or (z) following the occurrence and during the continuance of an Event of Default.

[Participation Agreement]

(g) The Transferee (other than Ex–Im Bank and any of its subsequent transferees) shall reimburse Lessee for all customary and reasonable legal and other fees and disbursements incurred by Lessee in relation to the transfer or assignment to such Guaranteed Lender, unless such assignment or transfer was effected (w) to mitigate or avoid the requirement for payment of additional amounts or increased costs under the Issuer Indemnity Agreement or any illegality, (x) in accordance with the provisions of Sections 2.05 and 2.06 of the Indenture, (y) at the request of (1) the Lessee or Issuer or (2) Ex–Im Bank in connection with a demand under the Ex–Im Bank Guarantee or (z) following the occurrence and during the continuance of an Event of Default.

(h) Notwithstanding anything herein to the contrary, an exchange of a Bank Note for a Global Note in accordance with Section 2.05 of the Indenture shall be expressly permitted without further consent of any other party other than as provided in the Indenture.

Section 25. Suspension and Cancellation by Ex–Im Bank; Termination of Commitment.

(a) If an Event of Default shall occur and be continuing, then Ex–Im Bank may, by written notice to the Indenture Trustee, Lessee, and Lessor: (i) suspend further Utilizations under the Ex–Im Bank Guarantee until Ex–Im Bank is satisfied that the cause of such suspension has been removed; and/or (ii) cancel the unutilized and uncancelled amount of the Ex–Im Bank Commitment.

(b) In addition to the foregoing, the Lessor (acting solely upon the written instructions of the Lessee) may terminate any part of the Ex-Im Bank Commitment (or the unutilized portion thereof) by giving notice thereof to the Indenture Trustee, the Guaranteed Lender and Ex-Im Bank; provided that: such part of the Ex-Im Bank Commitment (or the unutilized portion thereof) once terminated may not be reinstated.

(c) In the event of a cancellation or termination of all or part of the Ex–Im Bank Commitment, Lessee shall pay to Ex–Im Bank on demand all fees, expenses and other amounts (including, but not limited to, any Transaction Costs), owing to or for the benefit of Ex–Im Bank under this Agreement, any other Operative Document, or any other agreement relating thereto between Ex–Im Bank and Lessee.

Section 26. Reimbursement Obligations. In consideration of Ex–Im Bank entering into the Ex–Im Bank Guarantee, each of Lessor and Lessee, on a joint and several basis, hereby irrevocably and unconditionally undertakes and agrees with Ex–Im Bank (i) to reimburse Ex–Im Bank immediately upon demand for all amounts paid by Ex–Im Bank under and in accordance with the Ex–Im Bank Guarantee (it being agreed that if Ex–Im Bank shall issue a Payment Certificate the reimbursement obligation set forth in this clause (i) shall include the aggregate face amount of all such Payment Certificates so issued) or in the exercise of any right in respect thereof provided by Applicable Law, (ii) to pay to Ex–Im Bank after Ex–Im Bank’s issuance of a Payment Certificate, for Ex–Im Bank’s own account, the Ex–Im Bank Make-Whole Amount, if any, calculated by Ex–Im Bank as of the Calculation Date (as such term is defined in the definition of Ex–Im Bank Make-Whole Amount) and (iii) (without duplication of the foregoing)

[Participation Agreement]

to indemnify Ex–Im Bank on a full indemnity basis against all actions, proceedings, claims, demands, costs, charges, damages, losses, costs and expenses (including, without limitation, consequential damages) made, suffered or incurred by Ex–Im Bank and to pay to Ex–Im Bank immediately upon demand for all payments, costs, damages, losses or expenses of any description whatsoever which may be incurred by Ex–Im Bank in connection with any investigative, administrative or judicial proceeding in relation to or arising out of the Ex–Im Bank Guarantee.

(a) Transfer. Each of Lessor and Lessee acknowledges that upon payment of any amounts by Ex–Im Bank under the Ex–Im Bank Guarantee, Ex–Im Bank shall be subrogated (by way of an assignment) to all of the rights of the Indenture Trustee, the Guaranteed Lenders and the Noteholders to the extent set forth in the Ex–Im Bank Guarantee in accordance with the terms thereof. Each of Lessee and Lessor hereby consents and agrees that Ex–Im Bank is an acceptable transferee for all or any portion of a Note for all purposes of the Indenture and the other Operative Documents (other than the Issuer Indemnity Agreement) and upon any such assignment, Ex–Im Bank shall be deemed the Guaranteed Lender or the Noteholder, as applicable, to the extent set forth in the Ex–Im Bank Guarantee under the Indenture and the other Operative Documents (other than the Issuer Indemnity Agreement) for all purposes thereof, and each of Lessor and Lessee hereby agrees to take such reasonable steps as are necessary to comply with any relevant provision of any Operative Document to which Lessor or Lessee is a party, as a result of such assignment.

(b) Waiver by Lessor and Lessee. Each of Lessor and Lessee acknowledges and agrees that if any covenant, stipulation or other provision of this Agreement which is expressed to impose on Lessor or Lessee the obligation to make any payment whether by way of indemnity or otherwise, is at any time void under any provision of Applicable Law, neither Lessor nor Lessee will make any claim, counterclaim or institute any proceedings against Ex–Im Bank, the Indenture Trustee, the Guaranteed Lenders or any of their respective assignees or subrogees for any amount paid by Lessor or Lessee at any time and each of Lessor and Lessee waives unconditionally and absolutely any rights and defenses, legal or equitable, which arise under or in connection with any such provision and which might otherwise be available to it for recovery of any amount due under the Lease or any other Operative Document.

(c) Payments Absolute. The reimbursement and indemnity obligations of Lessor and Lessee under this Agreement and the other Operative Documents shall be absolute, unconditional and irrevocable, and shall to the fullest extent provided by Applicable Law be paid strictly in accordance with the terms of this Agreement and the other Operative Documents, under all circumstances whatsoever, including the following circumstances: (i) any lack of legality, validity, regularity or enforceability of this Agreement or any of the Operative Documents; (ii) any amendment or waiver of or any consent given hereunder or under any of the Operative Documents; (iii) the existence of any claim, set-off, defense or other rights which Lessor or Lessee may have at any time against Ex–Im Bank or any other Person or entity, whether in connection with this Agreement, the Operative Documents or any unrelated transaction; and (iv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing which could be interpreted as a legal or equitable defense to payment hereunder or under any Operative Document.

[Participation Agreement]

(d) Payments under Ex–Im Bank Guarantee. If Ex–Im Bank shall have made any payment under the Ex–Im Bank Guarantee, and neither Lessor nor Lessee shall have reimbursed Ex–Im Bank in full on the same Business Day of the date of demand under Section 26(a), Ex–Im Bank may thereafter exercise any of the rights and remedies granted to it for exercise after an Event of Default under the Lease in accordance with the terms of the Operative Documents and/or Applicable Law.

(e) Payments to Ex–Im Bank. All payments to be made to Ex–Im Bank under this Agreement or any Operative Document shall be in Dollars in immediately available and freely transferable funds. All payments to Ex–Im Bank shall be made at the Federal Reserve Bank in the Federal Reserve District of New York for credit to Ex–Im Bank’s account with the Treasurer of the United States of America, Washington, D.C., U.S.A., in accordance with the payment instructions set forth in Section 13(j)(iii) hereof. Whenever any payment to Ex–Im Bank under this Agreement or any other Operative Document shall be stated to be due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day with interest at the rate provided in Section 2.02(c) or 2.06(c) of the Indenture.

Section 27. Restructuring. The parties hereto agree that, upon the occurrence and during the continuance of a Lessor Event of Default (and provided no other Lease Event of Default shall have occurred and be continuing), each will, at the cost and expense of Lessee, negotiate in good faith with the view to taking action and restructuring the transactions contemplated by the Operative Documents in order to effectively cure such Lessor Event of Default or to so restructure such transactions so as to effectively provide to the parties hereto the benefits intended to be provided to them in respect of such transactions, and each will not, so long as there is no material risk of the sale, forfeiture, loss or other prejudice to an Aircraft or any interest therein or any other Collateral, proceed to exercise any remedies under the Indenture for a period of twenty (20) Business Days after the occurrence of such Lessor Event of Default; provided that any such restructuring or standstill (i) shall be without prejudice to the obligations of Lessor and Lessee under the Operative Documents and (ii) shall terminate upon the occurrence of a Lessee Event of Default.

Section 28. Certain Prepayments. The parties hereto agree that any right of Lessor under the Indenture to voluntarily prepay or redeem the outstanding principal and interest of a Note thereunder may be exercised by and only by or at the direction of Lessee.

Section 29. Registrations to be Made in the International Registry; Agreements of Subordination. The parties hereto agree that the following interests in respect of each Airframe and each Engine shall be filed with the International Registry and shall have the following order of priority (with the first listed having the highest priority under the Cape Town Convention and subsequent interests having decreasing priority), notwithstanding any variation from this order of priority which may appear according to the time of registration of such interest in the records of the International Registry:

(i) the International Interest with respect to such Airframe and Engines under the Security Agreement and the applicable Security Agreement Supplement with the Security Trustee as creditor and Lessor as debtor;

[Participation Agreement]

(ii) the International Interest with respect to such Airframe and Engines under the Lease and the applicable Lease Supplement with the Lessor as creditor and Lessee as debtor;

(iii) the assignment of International Interest in respect of the Lease (including the right for discharge) under the Security Agreement with the Security Trustee as creditor and the Lessor as debtor; and

(iv) the Contract of Sale under the Bill of Sale for such Aircraft with the Manufacturer as seller and the Lessor as buyer.

Each party (a) authorizes and consents to the registration with the International Registry of the foregoing interests and (b) agrees that each of the above-referenced interests registered or to be registered with the International Registry shall be considered registered in the order specified above notwithstanding any variation from this order of priority which may appear according to the time of registration of such interests with the International Registry (and each of the parties shall have the relevant rights as if such interest were registered in such order of priority). Each party hereto agrees to cooperate and to take such actions, insofar as any such consent, cooperation or action of such party is required, as are necessary to timely effect the registration of the interests set forth above with the International Registry, including consenting to the filing of relevant AC Forms 8050-135 with the FAA so as to permit such registrations.

Section 30. Limitations on Liability of Lessor and Lessor Parent. Notwithstanding any other provision contained in this Agreement or any other Operative Document to the contrary, any and all liability of Lessor that is created hereunder or under any other Operative Document and all such liability under covenants, obligations, representations, warranties and indemnities contained herein or therein, shall, in the absence of fraud, gross negligence or willful misconduct, in the aggregate be limited to (i) the recovery from Lessor of all sums that are paid to or recovered by Lessor (or any Person claiming through or on behalf of Lessor) pursuant to any provision of any of the Operative Documents or as a result of enforcement of any of the Operative Documents, and (ii) the value from time to time of the Collateral. Except as specified above, Lessor shall not be personally liable for any shortfall that may arise as a result thereof. The provisions of this Section 30 shall only limit the personal liability of Lessor for the discharge of its obligations as specified above and shall not (i) limit or restrict in any way the accrual of interest on any such unpaid amount, or (ii) derogate from or otherwise limit the right of recovery, realization or application by any of the Guaranteed Lenders, the Indenture Trustee, the Security Trustee or Ex–Im Bank under or pursuant to any of the Operative Documents on anything assigned, mortgaged, charged, pledged or secured (by way of security) to or for the benefit of the Secured Parties under or pursuant to any of the Operative Documents. Each of the parties hereto further acknowledges and agrees that it will not seek before any court or government agency or any other proceeding to have any of the members and managers of Lessor from time to time in their capacity as directors, members and managers of Lessor held liable for any actions or inactions of Lessor or any obligations of Lessor under the Operative Documents except to the extent that such actions or inactions arise as a result of the fraud, gross negligence or willful misconduct of such persons. Notwithstanding any other provisions contained in this Agreement or any other Operative Document to the contrary, any and all liability of Lessor Parent that is created by this Agreement or any other Operative Document or otherwise may arise in connection with the matters contained herein or therein and all such liability under covenants,

[Participation Agreement]

obligations, representations, warranties and indemnities contained herein or therein shall, in the absence of fraud, gross negligence or willful misconduct, in the aggregate be limited to the value from time to time of the Trust Fund (as defined in the Declaration of Trust) of the Trust and available to be applied to such liability. In no circumstances shall Lessor Parent be personally liable for any shortfall that may arise as a result of this limitation of liability.

Section 31. Alternate Rate.

(a) Notwithstanding any provision of any Operative Document to the contrary (including, without limitation, the Issuer Indemnity Agreement), if any Guaranteed Lender (or the Calculation Agent on its behalf) shall provide notice to the Issuer pursuant to Section 6.3 of the Issuer Indemnity Agreement with respect to a potential Alternate Rate Claim in respect of an Interest Period for a Bank Note (the “Affected Interest Period”), then such Guaranteed Lender (an “Affected Lender”) (or the Calculation Agent on its behalf) may (but shall not be obliged to) promptly (and in any event by 3:00 p.m. (Washington, D.C. time) on the Quotation Date for such Affected Interest Period) provide notice thereof to the Security Trustee and Ex-Im Bank. Concurrently therewith, such Affected Lender shall provide to Ex-Im Bank and Lessee a certificate (an “Alternate Rate Certificate”) from a duly authorized officer of such Affected Lender (i) certifying the Alternate Rate for such Affected Interest Period and (ii) containing a representation that (A) in the case of a certification made pursuant to Section 6.3.1(a)(ii) or 6.3.1(b) of the Issuer Indemnity Agreement (1) LIBOR does not fairly and accurately reflect the cost to such Guaranteed Lender of maintaining or funding its portion of such Guaranteed Loan for such Affected Interest Period, (2) the determination of such Alternate Rate has been made in good faith and on a nondiscriminating basis and (3) such Affected Lender’s cost of funds included in such Alternate Rate (x) does not include any amount or costs not associated with the actual funding of its portion of a Bank Note for such Affected Interest Period and (y) is no more than its actual costs for the sourcing of funds in an amount equal to its portion of a Bank Note for a period equal to such Affected Interest Period and determined on the relevant Quotation Date or (B) in the case of a certification provided pursuant to Section 6.3.1(a)(i) of the Issuer Indemnity Agreement, (1) on the Quotation Date for the Affected Interest Period, (x) no offered rate for LIBOR appeared on Reuters Screen LIBOR01 Page (or any replacement page) and (y) not more than one of the Reference Banks was able to provide a quotation to the Calculation Agent of an offered quotation for United States dollar deposits for a period equal to such Affected Interest Period to prime banks in the London interbank market, (2) as to the Prior LIBOR Rate for such Affected Interest Period and (3) the determination of such Alternate Rate has been made in good faith, (4) such Affected Lender’s cost of funds included in such Alternate Rate (x) does not include any amount or costs not associated with the actual funding of its portion of the Bank Note for such Affected Interest Period and (y) is no more than its actual costs for the sourcing of funds in an amount equal to the portion of a Bank Note purchased by such Affected Lender for a period equal to such Affected Interest Period and determined on the relevant Quotation Date.

(b) Following receipt of an Alternate Rate Certificate from an Affected Lender, Ex-Im Bank shall determine (in its sole discretion) whether the Alternate Rate for such Bank Note for such Affected Interest Period shall be approved as the Approved Alternate Rate, the Applicable Rate and the Guaranteed Interest Rate for such Bank Note for such Affected Interest Period, and Ex-Im Bank shall notify the Lessee, the Issuer, the Security Trustee, the Calculation Agent and the Affected Lender of its determination. If Ex-Im Bank shall so approve such

[Participation Agreement]

Alternate Rate, then such Alternate Rate shall be the Approved Alternate Rate, the Applicable Rate and the Guaranteed Interest Rate for such Bank Note for such Affected Interest Period for purposes of the Indenture, such Bank Note and the Ex-Im Bank Guarantee, and if Ex-Im Bank shall not approve an Alternate Rate in connection with a notice provided pursuant to Section 6.3.1(a)(i) of the Issuer Indemnity Agreement, then the Applicable Rate for such Affected Interest Period shall be the sum of the Prior LIBOR Rate for such Affected Interest Period plus the Applicable Margin. If Ex-Im Bank shall not so approve such Alternate Rate, Ex-Im Bank shall determine if the Alternate Rate Certificate for such Bank Note for such Affected Interest Period meets the requirements of paragraph (a) above, and Ex-Im Bank shall notify the Lessee, the Issuer, the Security Trustee, the Calculation Agent and the Affected Lender of its determination. If Ex-Im Bank shall determine that such Alternate Rate Certificate meets the requirements of paragraph (a) above, then the corresponding Alternate Rate Claim Amount for such Bank Note for such Affected Interest Period shall be an Approved Alternate Rate Claim Amount for such Bank Note for such Affected Interest Period for purposes of this Agreement.

Section 32. Section 1110 Compliance. Notwithstanding any provision herein or elsewhere contained to the contrary, it is understood and agreed among the parties hereto that the transactions contemplated by this Agreement and the other Operative Documents are expressly intended to be, shall be and should be construed so as to be, entitled to the full benefits of Section 1110 of the Bankruptcy Code, as amended from time to time, and any successor provision thereto.

*    *    *

[Participation Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed as of the day and year first above written.

LESSEE

ATLAS AIR, INC.

By:	/s/ Edward J. McGarvey
Name: Edward J. McGarvey
Title: Vice President & Treasurer

LESSOR

HELIOS LEASING I LLC by Helios Leasing Trust, its Manager by Wilmington Trust Company, not in its individual capacity, but solely as Trustee

By:	/s/ Jose Paredes
Name: Jose Paredes
Title: Assistant Vice President

LESSOR PARENT

HELIOS LEASING TRUST by Wilmington Trust Company, not in its individual capacity, but solely as Trustee

By:	/s/ Jose Paredes
Name: Jose Paredes
Title: Assistant Vice President

TRUSTEE

WILMINGTON TRUST COMPANY

By:	/s/ Jose Paredes
Name: Jose Paredes
Title: Assistant Vice President

[Participation Agreement]

INDENTURE TRUSTEE

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Jose Paredes
Name: Jose Paredes
Title: Assistant Vice President

GUARANTEED LENDER

APPLE BANK FOR SAVINGS

By:	/s/ Jonathan Byron
Name: Jonathan Byron
Title: Senior Vice President

SECURITY TRUSTEE

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Security Trustee

By:	/s/ Christopher Parry
Name: Christopher Parry
Title: Vice President

EX–IM BANK

EXPORT-IMPORT BANK OF THE UNITED STATES

By:	/s/ Robert Roy
Name: Robert Roy
Title: Deputy Vice President-Transportation Division